SEMIANNUAL REPORT January 31, 2003

                                     Nuveen
                       Municipal Closed-End
                            Exchange-Traded
                                      Funds

                                                ARIZONA
                                                NAZ
                                                NFZ
                                                NKR
                                                NXE

                                                TEXAS
                                                NTX


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                        IT'S WHAT YOU KEEP.(R)

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Dear
  SHAREHOLDER


Once again, I am pleased to write that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive monthly income free from federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and on the Performance Overview pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks, mutual funds or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

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For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by a seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

March 17, 2003

Nuveen Municipal Closed-End Exchange-Traded Funds
(NAZ, NFZ, NKR, NXE, NTX)

Portfolio Manager's
               COMMENTS

Portfolio manager Rick Huber reviews U.S. and state economic conditions, key investment strategies, and the recent performance of the Arizona and Texas Funds. Rick, who has eighteen years of investment management experience, assumed portfolio management responsibility for the Nuveen Arizona and Texas Funds in January 2003.


WHAT WERE THE MAJOR FACTORS AFFECTING THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

In a number of ways, economic and market conditions have not changed significantly since our last shareholder report dated July 31, 2002. We believe the most influential factors shaping the U.S. economy and the municipal market over this reporting period continued to be the slow pace of economic growth and the relatively low levels of interest rates. Geopolitical uncertainty and the ongoing threat of terrorism also had an economic impact during this period.

In the municipal market, the sluggish economic recovery and lack of inflationary pressures continued to help many bonds perform well during much of the period ended January 31, 2003. In calendar year 2002, new municipal supply nationwide topped $357 billion, increasing 25% over 2001 levels and eclipsing the previous record of $292 billion set in 1993. This trend continued during January 2003, with a record $23.4 billion in new supply issued during the month. Demand for municipal bonds also remained strong, as many individual investors continued to seek investments offering tax-free income and diversification for their portfolios. Institutional investors, especially traditional municipal bond purchasers such as property/casualty insurance companies, also were active buyers in the municipal market.


HOW WERE ECONOMIC AND MARKET CONDITIONS IN THESE TWO STATES?

In 2002, both Arizona and Texas followed the general trend of increased municipal issuance, with $7.7 billion and $26.6 billion in new supply, respectively. This represented an increase of 58% over 2001 issuance for Arizona, while Texas, the third largest state issuer behind New York and California, saw an increase of 7%. During January 2003, Arizona ($934 million) and Texas ($2.2 billion) continued to see strong new issue supply.

On the economic front, Arizona has shown some early indications of recovery, largely as the result of increased defense-related spending and improved demand in the high-tech sector, particularly for semiconductors. The recent upturn in manufacturing output also provided some encouraging signs. Despite these improvements in the Arizona economy, the state's financial position continued to erode over most of 2002, reflecting a marked decline in sales and income tax collections as well as increased expenditures for health and social services, corrections, and education. Revenue adjustments were used to cover budget shortfalls. Although the state alleviated its immediate fiscal difficulties by using a number of one-time measures, reserves are now depleted and the governor has indicated that increases in corporate and personal income taxes are under consideration. Overall, the state's debt burden remains relatively low and, over the longer term, healthy demographic trends, affordable housing, and comparatively low business costs are expected to help the Arizona economy perform well.

The Texas economy also remained weak, as the state experienced the loss of a substantial number of high-paying jobs in technology and telecommunications as well as problems related to accounting irregularities within the energy industry. Cross- border trade and business activity with Mexico has been affected by disagreements over water rights as the Southwest continued to suffer from persistent drought. Going forward, Texas is expected to benefit from new defense spending contracts since the state serves as home to more than 200,000 military personnel. For the 2002-2003 biennium, Texas is estimating a state budget shortfall of about $1.8 billion, due primarily to weaker than expected sales tax revenues. If no new revenue programs are added, this shortfall is projected to rise to $9.9 billion for the 2004-2005 biennium. Despite its continued reliance on the energy industry, Texas has robust research and high-tech sectors, positive demographic trends, and relatively low business and housing costs, which should help the state's long-term economic performance.

Despite their budgetary problems, the credit ratings of both states remained intact over the reporting period, although the outlook for Arizona was rated negative by both Moody's and Standard & Poor's. Both rating agencies maintained a stable outlook for Texas. As of January 31, 2003, the Moody's/S&P credit ratings, respectively, for Arizona were A1/AA- and Aa1/AA+ for Texas. Over coming months, we will continue to closely monitor the budgetary situations in both states for any potential impact on their credit ratings.


HOW DID THESE NUVEEN FUNDS PERFORM OVER THE TWELVE MONTHS ENDED JANUARY 31,
2003?

Individual results for the Arizona and Texas Funds, as well as certain benchmarks, are presented in the accompanying table.

                                         TOTAL RETURN         LEHMAN      LIPPER
               MARKET YIELD                    ON NAV  TOTAL RETURN1    AVERAGE2
--------------------------------------------------------------------------------
                                               1 YEAR         1 YEAR      1 YEAR
                         TAXABLE-               ENDED          ENDED       ENDED
       1/31/03        EQUIVALENT3             1/31/03        1/31/03     1/31/03
--------------------------------------------------------------------------------
NAZ      5.88%              8.84%               5.53%          7.46%      10.12%
--------------------------------------------------------------------------------
NFZ      5.73%              8.62%              10.73%          7.46%      10.12%
--------------------------------------------------------------------------------
NKR      5.56%              8.36%                  NA              -           -
--------------------------------------------------------------------------------
NXE      5.95%              8.95%                  NA              -           -
--------------------------------------------------------------------------------
NTX      6.57%              9.39%               6.69%          7.46%      10.12%
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

For the twelve months ended January 31, 2003, NFZ outperformed the unleveraged, unmanaged Lehman Brothers Municipal Bond Index. We believe that much of this outperformance can be attributed to the Fund's relatively long leverage-adjusted duration4 when compared with the duration of the Lehman Index. A longer duration generally will help a Fund to perform well during periods of declining interest rates, as was the case over much of the twelve-month period. As of January 31, 2003, the duration of NFZ was 11.58, compared with 7.91 for the Lehman index.

Since there is no Lipper peer group for Arizona funds, we also have compared NFZ's performance with the Lipper Other States peer group average. While NFZ modestly outperformed this average, a direct comparison may have limited usefulness because Funds from nine other states, each reflecting specific conditions and market environments, are brought together to calculate the Other States average.



1 The total annual returns on common share net asset value (NAV) for these Nuveen Funds are compared with the total annual return of the Lehman Brothers Municipal Bond Index, an unleveraged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Arizona and Texas Funds are compared with the average annualized return of the 31 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns account for Fund leverage, Fund expenses and assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30% plus the applicable state income tax rate. The combined federal and state tax rate used in Arizona is 33.5%. Because Texas has no state income tax, NTX's taxable-equivalent yield is based on the federal income tax rate of 30%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

The other two Funds in this report with at least one year of operating history, NAZ and NTX, each underperformed the Lehman index and Lipper Other States average. Looking at NAZ, that Fund's leverage-adjusted duration as of January 31, 2003, was a comparatively short 8.36, reflecting relatively high call exposure when compared with a Fund like NFZ. As noted, a Fund with a shorter duration would not have been expected to perform as well as a longer duration Fund over the twelve months ended January 31, 2003. In addition, NAZ's performance during the period was affected by several credit issues. For example, NAZ holds $2 million (par value) in revenue bonds issued by the Arizona Health Facilities Authority for Phoenix Children's Hospital. The price of these Baa2 rated hospital bonds depreciated 12% over the twelve months ended January 31, 2003, due to weak financial performance. The Fund also held approximately $1.6 million (par value) of pollution control bonds issued on behalf of Nevada Power that did traded at about 87 cents on the dollar as of January 31, 2003.

The performance of NTX was impacted by its holdings of bonds backed by American Airlines (AMR). Over the past year, the market value of most airline-backed bonds has fallen, due in part to a general decline in passenger volume and in part due to the market's expectation of a bankruptcy filing by United Air Lines, which took place in December 2002. As of January 31, 2002, NTX held $2.6 million par value of its portfolio in AMR-backed bonds issued for facilities at Dallas-Fort Worth International Airport. These bonds depreciated to 27 cents on the dollar from $1.03 over the twelve-month period, costing the Fund approximately 125 basis points in total return performance.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

As the Federal Reserve continued to keep short-term interest rates at historically low levels, the dividend-payment capabilities of these Funds benefited from their use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. The amount of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. Low short-term rates, such as those currently in effect, can enable the Funds to reduce the amount of income they pay preferred share holders, which can leave more earnings to support common share dividends.

During the year ended January 31, 2003, the relatively low level of short-term interest rates enabled us to implement two dividend increases in NAZ, NFZ and NTX. The two Funds introduced in 2002 - NKR in March and NXE in September - began paying their monthly dividends last year as anticipated.

Generally, the share prices of all five Funds remained essentially flat or fell modestly over the twelve-month period, reflecting the general weakening of bond prices during October and November 2002. This decline was especially pronounced in NXE, which was introduced in September 2002. As of January 31, 2003, NAZ, NFZ and NKR were trading at premiums to their common share net asset values; while NXE and NTX were trading at discounts (see charts on the individual Performance Overview pages).


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NUVEEN FUNDS DURING THE YEAR ENDED JANUARY 31, 2003?

Over the twelve-month period, our strategic focus for all of the Funds continued to be on diversifying the portfolios, enhancing call protection, and positioning the Funds more defensively in anticipation of potential changes in the interest rate environment. Given the recent slope of the municipal yield curve, we sought bonds that mature about 20 years from now. Many of these bonds offered yields similar to those of longer bonds, but we believed they had less interest rate risk. The purchase of these long-intermediate bonds helped to moderate the durations of most of the Funds, making their portfolios less sensitive to interest rate changes while still allowing them to provide competitive yields and returns. The lone exception was NAZ, where the reinvestment of proceeds from called bonds into the 20-year part of the yield curve actually led to a very modest lengthening of the Fund's duration.

In the current geopolitical and economic climate, we believe that maintaining strong credit quality is a key requirement. As of January 31, 2003, each of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. Guaranteed and AA ranging from 74% to 90%. In general, our weightings in higher quality bonds also tended to benefit the performance of these Funds during the past year.

In September 2002, we introduced the Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE). This Fund is now fully invested and paid its first dividend in December 2002.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE NUVEEN FUNDS IN PARTICULAR?

Our outlook for the fixed-income markets remains generally positive. We continue to believe the U.S. economy is headed for an eventual recovery, but one that may be less robust and slower to arrive than some are predicting. We expect inflation and interest rates to remain relatively low over the near term, while new municipal volume nationally should continue to be strong. Given the budget deficits faced by these states, we expect to see significant issuance of new municipal debt in Arizona and Texas as well. We think demand for tax-exempt municipal bonds also should remain solid, as investors continue to look for ways to generate tax-free income and diversify to reduce their overall investment risk.

We are keeping a close eye on call exposure. For example, NAZ, which was introduced in 1992, is now at a point in its life cycle that often is associated with heightened call exposure. This Fund faces potential calls on almost 29% of it portfolio over the rest of 2003 and 2004. NTX is a little further along in working through its potential calls, although it too faces a heightened potential for calls over the next two years. The number of actual calls experienced in either of these Funds will depend largely on market interest rates over the coming months and years. We plan to take advantage of what we think will be an adequate supply of new issues in both Arizona and Texas to continue helping these Funds to work through their call exposure. The other three Funds are relatively new and do not face any significant call exposure over the next few years.

In the months ahead, specific areas of concentration will include monitoring credit quality, seeking to enhance dividend-paying capabilities, diversifying holdings, and moderating durations through the purchase of suitable long-intermediate bonds. In general, we plan to remain focused on strategies that we believe will add value for the Funds' shareholders. We believe the attractive tax-free income and opportunity for portfolio diversification offered by these Funds will continue to make them valuable components of investors' long-range financial plans.

Nuveen Arizona Premium Income Municipal Fund, Inc.

Performance
   OVERVIEW As of January 31, 2003

NAZ

Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED                     62%
AA                                      16%
A                                        6%
BBB                                     13%
NR                                       1%
BB OR LOWER                              2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.60
--------------------------------------------------
Common Share Net Asset Value                $14.14
--------------------------------------------------
Market Yield                                 5.88%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.40%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.84%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $62,538
--------------------------------------------------
Average Effective Maturity (Years)           15.43
--------------------------------------------------
Leverage-Adjusted Duration                    8.36
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 11/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         2.22%         5.53%
--------------------------------------------------
5-Year                         4.60%         4.02%
--------------------------------------------------
10-Year                        6.08%         5.91%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                26%
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
2/02                       0.0725
3/02                       0.0745
4/02                       0.0745
5/02                       0.0745
6/02                       0.0765
7/02                       0.0765
8/02                       0.0765
9/02                       0.0765
10/02                      0.0765
11/02                      0.0765
12/02                      0.0765
1/03                       0.0765


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
2/1/02                     16.15
                           16.15
                           16.07
                           16.25
                           16.37
                           16.49
                           16.1
                           15.89
                           16.08
                           16.3
                           16.29
                           16.35
                           16.4
                           16.55
                           16.58
                           16.58
                           16.45
                           16.45
                           16.43
                           16.72
                           17
                           17.18
                           17.45
                           17.1
                           16.65
                           16.91
                           17
                           16.85
                           16.9
                           16.87
                           16.95
                           16.98
                           16.85
                           16.74
                           16.48
                           16.3
                           16.11
                           15.93
                           15.6
                           15.9
                           15.72
                           15.49
                           15.15
                           15.16
                           15.15
                           14.95
                           14.67
                           15.04
                           15.31
                           15.15
                           15.3
                           15.75
1/31/03                    15.6


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

Nuveen Arizona Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of January 31, 2003


NFZ

Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED                     55%
AA                                      19%
A                                       11%
BBB                                     14%
BB OR LOWER                              1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.28
--------------------------------------------------
Common Share Net Asset Value                $14.97
--------------------------------------------------
Market Yield                                 5.73%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.19%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.62%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $23,066
--------------------------------------------------
Average Effective Maturity (Years)           20.24
--------------------------------------------------
Leverage-Adjusted Duration                   11.58
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 1/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         5.52%        10.73%
--------------------------------------------------
Since Inception                6.60%         8.26%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Utilities                                      19%
--------------------------------------------------
Housing/Multifamily                            16%
--------------------------------------------------
Tax Obligation/General                         16%
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
Healthcare                                      7%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
2/02                       0.07
3/02                       0.07
4/02                       0.07
5/02                       0.07
6/02                       0.07
7/02                       0.07
8/02                       0.07
9/02                       0.071
10/02                      0.071
11/02                      0.071
12/02                      0.073
1/03                       0.073

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
2/1/02                     15.27
                           15.3
                           15.1
                           15.2
                           15.01
                           15.1
                           15.18
                           14.97
                           14.66
                           14.79
                           15.03
                           15.18
                           15.28
                           15.73
                           15.61
                           15.74
                           15.75
                           15.45
                           15.43
                           15.57
                           15.55
                           16
                           16.1
                           15.9
                           15.87
                           15.71
                           15.8
                           15.71
                           15.9
                           15.41
                           15.25
                           15.44
                           15.38
                           15.58
                           15.55
                           15.6
                           15.36
                           15.25
                           15.15
                           15.2
                           15.45
                           15
                           15.2
                           15.2
                           15.35
                           15.25
                           15.15
                           15.2
                           15.5
                           15.6
                           15.8
                           15.5
1/31/03                    15.28


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.0438 per share.

Nuveen Arizona Dividend Advantage Municipal Fund 2

Performance
   OVERVIEW As of January 31, 2003


NKR

Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED                     77%
AA                                      13%
A                                        3%
BBB                                      7%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.55
--------------------------------------------------
Common Share Net Asset Value                $15.04
--------------------------------------------------
Market Yield                                 5.56%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.94%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.36%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $36,356
--------------------------------------------------
Average Effective Maturity (Years)           18.63
--------------------------------------------------
Leverage-Adjusted Duration                   11.57
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 3/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                8.21%         9.66%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         30%
--------------------------------------------------
Tax Obligation/Limited                         23%
--------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Healthcare                                      7%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/02                       0.072
6/02                       0.072
7/02                       0.072
8/02                       0.072
9/02                       0.072
10/02                      0.072
11/02                      0.072
12/02                      0.072
1/03                       0.072

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/28/02                    15.55
                           15.3
                           15.17
                           15.14
                           15.26
                           15.22
                           15.27
                           15.15
                           15.02
                           15.29
                           15.27
                           15.31
                           15.01
                           15.9
                           15.6
                           15.8
                           15.8
                           15.51
                           15.7
                           15.5
                           15.85
                           15.65
                           15.2
                           15.25
                           15.31
                           15.34
                           15.5
                           15.68
                           15.2
                           14.76
                           14.78
                           14.89
                           14.75
                           14.7
                           15.2
                           15.22
                           15.29
                           15.1
                           15.4
                           15.49
                           15.59
                           15.59
                           15.5
                           15.53
1/31/03                    15.55


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2002 of $0.0122 per share.

Nuveen Arizona Dividend Advantage Municipal Fund 3

Performance
   OVERVIEW As of January 31, 2003

NXE

Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED                     76%
AA                                      13%
A                                        5%
BBB                                      6%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $13.52
--------------------------------------------------
Common Share Net Asset Value                $13.91
--------------------------------------------------
Market Yield                                 5.95%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.50%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.95%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $42,653
--------------------------------------------------
Average Effective Maturity (Years)           19.69
--------------------------------------------------
Leverage-Adjusted Duration                   13.26
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 9/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception               -8.54%        -1.52%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         20%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Housing/Multifamily                            11%
--------------------------------------------------



Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
11/02                      0.067
12/02                      0.067
1/03                       0.067

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/27/02                    15
                           15.02
                           15
                           15
                           15
                           15
                           15
                           14.95
                           14.38
                           14.15
                           13.9
                           13.81
                           13.54
                           13.72
                           14.09
                           13.65
                           13.5
                           13.6
1/31/03                    13.52

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

Nuveen Texas Quality Income Municipal Fund

Performance
   OVERVIEW As of January 31, 2003


NTX


Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED                     63%
AA                                      14%
A                                       12%
BBB                                     10%
BB OR LOWER                              1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.43
--------------------------------------------------
Common Share Net Asset Value                $14.90
--------------------------------------------------
Market Yield                                 6.57%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.39%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $141,092
--------------------------------------------------
Average Effective Maturity (Years)           21.08
--------------------------------------------------
Leverage-Adjusted Duration                   10.36
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 10/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         3.65%         6.69%
--------------------------------------------------
5-Year                         4.62%         4.92%
--------------------------------------------------
10-Year                        6.44%         6.78%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         22%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------
Education and Civic Organizations               8%
--------------------------------------------------
Tax Obligation/Limited                          8%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
2/02                          0.0765
3/02                           0.078
4/02                           0.078
5/02                           0.078
6/02                           0.079
7/02                           0.079
8/02                           0.079
9/02                           0.079
10/02                          0.079
11/02                          0.079
12/02                          0.079
1/03                           0.079



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
2/1/02                     14.84
                           15.1
                           15.04
                           15.08
                           15.2
                           14.82
                           14.86
                           14.85
                           14.55
                           14.76
                           14.6
                           14.75
                           14.74
                           15.09
                           15
                           15.05
                           15.05
                           15.1
                           15.2
                           15.2
                           15.35
                           15.4
                           15.56
                           15.42
                           15.34
                           15.06
                           15.17
                           15.41
                           15.51
                           15.24
                           15.1
                           15.39
                           15.38
                           15.54
                           15.66
                           15.56
                           15.37
                           14.31
                           14.09
                           14.56
                           14.48
                           14.23
                           14.11
                           14.35
                           14.39
                           14.19
                           14.08
                           14.39
                           14.63
                           14.25
                           14.19
                           14.35
1/31/03                    14.43


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.0112 per share.

Shareholder
         MEETING REPORT

The Shareholder Meeting was held in Chicago, Illinois on October 23, 2002.


                                                                                             NAZ                          NFZ
------------------------------------------------------------------------------------------------------------------------------------

APPROVAL OF THE BOARD MEMBERS
  WAS REACHED AS FOLLOWS:
                                                                                              Preferred                    Preferred
                                                                                    Common       Shares           Common      Shares
                                                                                     Shares   Series-TH           Shares   Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                                            4,253,887       1,106        1,532,048         429
   Withhold                                                                          46,142           2            3,351          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          4,300,029       1,108        1,535,399         429
====================================================================================================================================

Lawrence H. Brown
   For                                                                            4,252,274       1,107        1,532,048         429
   Withhold                                                                          47,755           1            3,351          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          4,300,029       1,108        1,535,399         429
====================================================================================================================================

Anne E. Impellizzeri
   For                                                                            4,244,781       1,106        1,529,048         429
   Withhold                                                                          55,248           2            6,351          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          4,300,029       1,108        1,535,399         429
====================================================================================================================================

Peter R. Sawers
   For                                                                            4,252,274       1,107        1,532,048         429
   Withhold                                                                          47,755           1            3,351          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          4,300,029       1,108        1,535,399         429
====================================================================================================================================

Judith M. Stockdale
   For                                                                            4,253,887       1,107        1,532,314         429
   Withhold                                                                          46,142           1            3,085          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          4,300,029       1,108        1,535,399         429
====================================================================================================================================

William J. Schneider
   For                                                                                   --       1,107               --         429
   Withhold                                                                              --           1               --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 --       1,108               --         429
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                                   --       1,106               --         429
   Withhold                                                                              --           2               --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 --       1,108               --         429
====================================================================================================================================

Shareholder
           MEETING REPORT (continued)


                                                                                                                  NTX
------------------------------------------------------------------------------------------------------------------------------------

APPROVAL OF THE BOARD MEMBERS
  WAS REACHED AS FOLLOWS:
                                                                                                               Preferred   Preferred
                                                                                                       Common     Shares      Shares
                                                                                                       Shares   Series-M   Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                                                              8,555,573        729       1,910
   Withhold                                                                                            97,057         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            8,652,630        729       1,910
====================================================================================================================================

Lawrence H. Brown
   For                                                                                              8,555,279        729       1,910
   Withhold                                                                                            97,351         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            8,652,630        729       1,910
====================================================================================================================================

Anne E. Impellizzeri
   For                                                                                              8,555,279        729       1,910
   Withhold                                                                                            97,351         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            8,652,630        729       1,910
====================================================================================================================================

Peter R. Sawers
   For                                                                                              8,556,279        729       1,910
   Withhold                                                                                            96,351         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            8,652,630        729       1,910
====================================================================================================================================

Judith M. Stockdale
   For                                                                                              8,554,569        729       1,910
   Withhold                                                                                            98,061         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            8,652,630        729       1,910
====================================================================================================================================

William J. Schneider
   For                                                                                                     --        729       1,910
   Withhold                                                                                                --         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                   --        729       1,910
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                                                     --        729       1,910
   Withhold                                                                                                --         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                   --        729       1,910
====================================================================================================================================

                            Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)

                            Portfolio of
                                    INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.5%

$       1,000   Children's Trust Fund, Puerto Rico, Tobacco Settlement                5/12 at 100.00          A1        $   960,940
                 Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.1%

        1,000   Arizona State University, Certificates of Participation, Series 2002, 7/12 at 100.00         AAA          1,074,070
                 5.375%, 7/01/19

        1,750   Student Loan Acquisition Authority of Arizona, Student Loan Revenue   5/04 at 102.00         Aa1          1,880,568
                 Bonds, Series 1994B, Subordinated Fixed Rate Bonds,
                 6.600%, 5/01/10 (Alternative Minimum Tax)

        1,250   Industrial Development Authority of the City of Glendale, Arizona,    5/11 at 101.00        BBB+          1,293,263
                 Revenue Bonds, Midwestern University, Series 2001A,
                 5.875%, 5/15/31

        1,400   Southern Arizona Capital Facilities Financing Corporation,            9/12 at 100.00         AAA          1,420,706
                 Student Housing Revenue Bonds,  La Aldea Project at the
                 University of Arizona, Series 2002, 5.000%, 9/01/23


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 22.8%

        2,000   Arizona Health Facilities Authority, Hospital Revenue Bonds,         11/09 at 100.00        Baa2          1,815,600
                 Phoenix Children's Hospital, Series 1999A, 6.125%, 11/15/22

        2,125   Arizona Health Facilities Authority, Hospital System Revenue Bonds,  12/10 at 102.00         BBB          2,262,211
                 John C. Lincoln Health Network, Series 2000, 7.000%, 12/01/25

        2,000   Arizona Health Facilities Authority, Revenue Bonds, Catholic          7/10 at 101.00         BBB          2,078,180
                 Healthcare West, 1999 Series A, 6.625%, 7/01/20

        3,000   Industrial Development Authority of the City of Mesa, Arizona,        1/10 at 101.00         AAA          3,234,360
                 Revenue Bonds, Discovery Health System, Series 1999A,
                 5.750%, 1/01/25

          515   Puerto Rico Industrial, Tourist, Educational, Medical and            11/10 at 101.00          AA            583,088
                 Environmental Control Facilities Financing Authority, Hospital
                 Revenue Bonds, 2000 Series A, Hospital de la Concepcion Project,
                 6.375%, 11/15/15

        1,500   Industrial Development Authority of the City of Scottsdale,          12/11 at 101.00          A3          1,510,695
                 Arizona, Hospital Revenue Bonds, Scottsdale Healthcare,
                 Series 2001, 5.800%, 12/01/31

        2,000   University Medical Center Corporation, Tucson, Arizona,               7/03 at 101.00         AAA          2,046,760
                 Hospital Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/16

        1,055   Industrial Development Authority of the City of Winslow, Arizona,     6/08 at 101.00         N/R            717,938
                 Hospital Revenue Bonds, Winslow Memorial Hospital Project,
                 Series 1998, 5.500%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 12.1%

        2,011   Industrial Development Authority of the City of Glendale, Arizona,   10/10 at 105.00         Aaa          2,327,129
                 Multifamily Housing Revenue Bonds, GNMA Collateralized
                 Mortgage Loan - Maridale Apartments Project, Series 2000A,
                 7.500%, 10/20/35

        1,275   Industrial Development Authority of the County of Maricopa,          10/10 at 105.00         Aaa          1,402,577
                 Arizona, Multifamily Housing Revenue Bonds, GNMA
                 Collateralized - Villas at Augusta Project, Series 2000,
                 6.400%, 10/20/20

          400   Industrial Development Authority of the City of Phoenix, Arizona,     6/11 at 102.00         Aaa            422,512
                 Multifamily Housing Revenue Bonds, GNMA Collateralized -
                 Campaigne Place on Jackson Project, Series 2001, 5.700%, 6/20/31
                 (Alternative Minimum Tax)

        3,215   Industrial Development Authority of the County of Tucson,             7/10 at 101.00          AA          3,410,633
                 Arizona, Senior Living Facilities Revenue Bonds, The Christian
                 Care Project, Series 2000A, 5.625%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.6%

          160   Industrial Development Authority of the City of Phoenix, Arizona,     6/05 at 102.00         AAA            171,114
                 Statewide Single Family Mortgage Revenue Bonds, Series 1995,
                 6.150%, 6/01/08 (Alternative Minimum Tax)

          500   Industrial Development Authority of the City of Phoenix, Arizona,     6/10 at 105.00         AAA            546,970
                 Single Family Mortgage Revenue Bonds, Series 2000-1B,
                 7.350%, 6/01/31 (Alternative Minimum Tax)

                                       13


                            Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ) (continued)
                                 Portfolio of INVESTMENTS January 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$         285   Industrial Development Authority of the County of Pima, Arizona,      5/07 at 102.00         AAA        $   294,778
                 Single Family Mortgage Revenue Bonds, Series 1997A,
                 6.250%, 11/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%

        1,000   Industrial Development Authority of the County of Mohave,             5/06 at 103.00         AAA          1,060,940
                 Arizona, Healthcare Revenue Refunding Bonds, GNMA
                 Collateralized - Chris Ridge and Silver Ridge Village Projects,
                 Series 1996, 6.375%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 16.7%

                City of Glendale, Arizona, General Obligation Bonds, Series 2002
                Refunding:
        1,875    5.000%, 7/01/15                                                      7/11 at 100.00          AA          1,986,506
          500    5.000%, 7/01/18                                                      7/11 at 100.00          AA            521,070

        1,000   Washington Elementary School District No. 6 of Maricopa County,         No Opt. Call         AAA          1,122,540
                 Arizona, General Obligation Bonds, Series 2002A Refunding,
                 5.375%, 7/01/15

        1,400   Chandler Unified School District No. 80 of Maricopa County,           7/03 at 101.00         AAA          1,440,404
                 Arizona, General Obligation Refunding Bonds, Series 1993,
                 5.950%, 7/01/10

        3,000   City of Mesa, Arizona, General Obligation Bonds, Series 1999,         7/09 at 100.00         AAA          3,108,900
                 5.000%, 7/01/18

                Commonwealth of Puerto Rico, Public Improvement General
                Obligation Bonds, Series 2002A:
        1,000    5.500%, 7/01/19                                                        No Opt. Call         AAA          1,138,320
          500    5.375%, 7/01/28                                                      7/11 at 100.00          A-            512,905

          585   Tempe Union High School District No. 213 of Maricopa County,          7/04 at 101.00         AAA            625,295
                 Arizona, General Obligation Bonds, Series 1994, 6.000%, 7/01/12


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 27.3%

                City of Bullhead, Arizona, Bullhead Parkway Improvement
                District Improvement Bonds:
          910    6.100%, 1/01/08                                                      7/03 at 103.00        Baa2            946,336
          970    6.100%, 1/01/09                                                      7/03 at 103.00        Baa2          1,007,733

        1,500   Industrial Development Authority of the County of Maricopa,           7/10 at 102.00        Baa3          1,471,815
                 Arizona, Education Revenue Bonds (Arizona Charter Schools
                 Project I), Series 2000A, 6.750%, 7/01/29

        3,400   Maricopa County, Arizona, Stadium District Revenue Refunding          6/12 at 100.00         Aaa          3,658,026
                 Bonds, Series 2002, 5.375%, 6/01/18

                Industrial Development Authority of the City of Phoenix,
                Arizona, Government Office Lease Revenue Bonds, Capitol Mall LLC
                Project, Series 2000:
        1,000    5.375%, 9/15/22                                                      9/10 at 100.00         AAA          1,045,700
        2,000    5.500%, 9/15/27                                                      9/10 at 100.00         AAA          2,096,300

        2,150   Phoenix Civic Plaza Building Corporation, Arizona, Senior Lien        7/05 at 101.00         AA+          2,379,642
                 Excise Tax Revenue Bonds, Series 1994, 6.000%, 7/01/14

        1,200   Prescott Valley Municipal Facilities Corporation, Arizona,            1/13 at 100.00         AAA          1,218,240
                 Municipal Facilities Revenue Bonds, Series 2003,
                 5.000%, 1/01/27

        1,000   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00          A-          1,005,300
                 Facilities Revenue Bonds, Series 2002D Refunding,
                 5.125%, 7/01/24

          500   City of Surprise Municipal Property Corporation, Arizona,             7/09 at 101.00         AAA            544,875
                 Excise Tax Revenue Bonds, Series 2000, 5.700%, 7/01/20

          500   City of Tucson, Arizona, Certificates of Participation, Series 2000,  7/08 at 100.00         AAA            547,760
                 5.700%, 7/01/20

        1,100   City of Tucson, Arizona, Junior Lien Street and Highway User          7/10 at 100.00         AAA          1,140,282
                 Revenue Bonds, Series 1994-E (2000), 5.000%, 7/01/18

                                       14

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 37.4%

$         635   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   7/10 at 100.00         AAA        $   708,228
                  Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded to 7/01/10)

        3,500   Industrial Development Authority of the County of Maricopa,             No Opt. Call         AAA          4,438,980
                 Arizona, Samaritan Health Services, Hospital System Revenue
                 Refunding Bonds, Series 1990A, 7.000%, 12/01/16

                Industrial Development Authority of the County of Mohave, Arizona,
                Hospital System Revenue Refunding Bonds (Medical Environments,
                Inc. and Phoenix Baptist Hospital and Medical Center Inc.),
                Series 1993:
        5,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                            7/03 at 102.00         Aaa          5,217,800
        1,000    7.000%, 7/01/16 (Pre-refunded to 7/01/03)                            7/03 at 102.00         Aaa          1,044,590

        2,700   City of Phoenix Civic Improvement Corporation, Arizona,               7/03 at 102.00         AAA          2,810,727
                 Wastewater System Lease Revenue Bonds, Series 1993,
                 6.125%, 7/01/23 (Pre-refunded to 7/01/03)

        2,000   City of Phoenix Civic Improvement Corporation, Arizona, Junior        7/10 at 101.00         AAA          2,369,040
                 Lien Wastewater System Revenue Bonds, Series 2000,
                 6.000%, 7/01/24 (Pre-refunded to 7/01/10)

        1,000   Puerto Rico Highway and Transportation Authority, Transportation      7/10 at 101.00        A***          1,227,560
                 Revenue Bonds, Series B, 6.500%, 7/01/27 (Pre-refunded
                 to 7/01/10)

        1,415   Tempe Union High School District No. 213 of Maricopa County,          7/04 at 101.00         AAA          1,524,535
                 Arizona, General Obligation Bonds, Series 1994, 6.000%, 7/01/12
                 (Pre-refunded to 7/01/04)

        3,000   City of Tucson, Arizona, General Obligation Bonds, Series 1984-G      7/04 at 101.00         AAA          3,242,760
                 (1994), 6.250%, 7/01/18 (Pre-refunded to 7/01/04)

          725   City of Tucson, Arizona, Certificates of Participation, Series 1994,  7/04 at 100.00       AA***            777,802
                 6.375%, 7/01/09 (Pre-refunded to 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.6%

        1,000   Arizona Power Authority, Power Resource Revenue Bonds, Special          No Opt. Call          AA          1,104,860
                 Obligation Crossover Refunding, Series 2001, Hoover Uprating
                 Project, 5.250%, 10/01/15

        1,615   Coconino County Pollution Control Corporation, Arizona, Pollution    10/06 at 102.00          B-          1,412,253
                 Control Revenue Bonds (Nevada Power Company Project),
                 Series 1996, 6.375%, 10/01/36 (Alternative Minimum Tax)

        2,000   Industrial Development Authority of the County of Mohave,            11/03 at 101.00         BBB          1,899,620
                 Arizona, Industrial Development Revenue Bonds, 1994 Series
                 (Citizen Utilities Company Projects), 6.600%, 5/01/29 (Alternative
                 Minimum Tax)

          500   Navajo County Pollution Control Corporation, Arizona, Pollution       8/03 at 102.00         AAA            518,105
                 Control Revenue Refunding Bonds, Arizona Public Service
                 Company, 1993 Series A, 5.875%, 8/15/28

        1,200   Industrial Development Authority of the County of Pima, Arizona,      7/03 at 102.50         AAA          1,265,820
                 Industrial Development Lease Obligation Refunding Revenue
                 Bonds, 1988 Series A, Irvington Project, 7.250%, 7/15/10

          500   Salt River Project Agricultural Improvement and Power District,       1/12 at 101.00          AA            504,065
                 Arizona, Salt River Project Electric System Refunding Revenue
                 Bonds, 2002 Series A, 5.000%, 1/01/31

        1,450   Industrial Development Authority of the County of Yavapai,            6/07 at 101.00         BBB          1,198,265
                 Arizona, Industrial Development Revenue Bonds, 1998 Series,
                 Citizens Utilities Company Project, 5.450%, 6/01/33 (Alternative
                 Minimum Tax)

                                       15


                            Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ) (continued)
                                 Portfolio of INVESTMENTS January 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.4%

$       1,500   City of Phoenix Civic Improvement Corporation, Arizona, Junior        7/12 at 100.00         AAA        $ 1,513,964
                 Lien Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------

$      86,271   Total Long-Term Investments (cost $86,474,489) - 145.2%                                                  90,811,955
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                      1,725,940
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.0)%                                                        (30,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $62,537,895
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                      * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                     **  Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                  See accompanying notes to financial statements.

                                       16


                            Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
                            Portfolio of
                                    INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.1%

$       1,020   Industrial Development Authority of the City of Mesa, Arizona,        7/11 at 101.00        BBB-        $ 1,021,030
                 Student Housing Revenue Bonds, ASU East/Maricopa County
                 Community College District - Williams Campus Project,
                 Series 2001A, 6.000%, 7/01/26

        1,000   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00         BBB            998,610
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Series 1999, Ana G. Mendez
                 University System Project, 5.375%, 2/01/29

          300   Puerto Rico Industrial, Tourist, Educational, Medical and             9/11 at 100.00         BBB            304,647
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Series 2001, University of the Sacred
                 Heart Project, 5.250%, 9/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.1%

          550   Arizona Health Facilities Authority, Hospital System Revenue         12/10 at 102.00         BBB            587,912
                 Bonds, John C. Lincoln Health  Network, Series 2000,
                 6.875%, 12/01/20

          920   Arizona Health Facilities Authority, Revenue Bonds, Catholic          7/10 at 101.00         BBB            955,963
                 Healthcare West, 1999 Series A, 6.625%, 7/01/20

        1,000   Industrial Development Authority of the City of Scottsdale,          12/11 at 101.00          A3          1,007,130
                 Arizona, Hospital Revenue Bonds, Scottsdale Healthcare,
                 Series 2001, 5.800%, 12/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 24.5%

        1,000   Industrial Development Authority of the County of Maricopa,           7/09 at 102.00         Aaa          1,061,380
                 Arizona, Multifamily Housing Revenue Bonds, Whispering
                 Palms Apartments Project, Series 1999A, 5.900%, 7/01/29

        1,000   Industrial Development Authority of the County of Maricopa,           5/10 at 102.00        Baa2          1,037,440
                 Arizona, Multifamily Housing Revenue Bonds, Sun King
                 Apartments Project, Series 2000A, 6.750%, 5/01/31

        1,125   Industrial Development Authority of the County of Maricopa,          10/11 at 103.00         Aaa          1,176,356
                 Arizona, Multifamily Housing Revenue Bonds, Syl-Mar
                 Apartments Project, Series 2001, 5.650%, 4/20/21
                 (Alternative Minimum Tax)

          275   Industrial Development Authority of the City of Phoenix, Arizona,     6/11 at 102.00         Aaa            290,477
                 Multifamily Housing Revenue Bonds, Series 2001, GNMA
                 Collateralized - Campaigne Place on Jackson Project,
                 5.700%, 6/20/31 (Alternative Minimum Tax)

        1,000   Industrial Development Authority of the City of Phoenix, Arizona,    11/11 at 105.00         AAA          1,099,690
                 Multifamily Housing Revenue Bonds, Series 2001, GNMA
                 Collateralized - Bay Club Apartments Project, 5.900%, 11/20/31

        1,000   Industrial Development Authority of the City of Phoenix, Arizona,    10/12 at 102.00         Aaa            978,240
                 Multifamily Housing Revenue Bonds, Series 2002A, GNMA
                 Collateralized - Liberty Cove Apartments, 5.050%, 10/20/32


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.5%

          995   Industrial Development Authority of the County of Pima,              11/10 at 101.00         AAA          1,031,676
                 Arizona, Single Family Mortgage Revenue Bonds,
                 Series 2001-A4, 5.050%, 5/01/17


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.4%

        1,000   Mesa County, Colorado, Residential Care Facilities Mortgage          12/11 at 101.00          AA          1,013,720
                 Revenue Bonds, Series 2001A, Hilltop Community Resources
                 Inc. Obligated Group Projects, 5.375%, 12/01/28


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 23.1%

        1,500   Washington Elementary School District No. 6 of Maricopa                 No Opt. Call         AAA          1,683,810
                 County, Arizona, General Obligation  Bonds, Series 2002A
                 Refunding, 5.375%, 7/01/15

        1,000   City of Mesa, Arizona, General Obligation Bonds, Series 1999,         7/09 at 100.00         AAA          1,040,280
                 5.000%, 7/01/17

        1,000   City of Phoenix, Arizona, General Obligation Refunding Bonds,         7/05 at 101.00         AA+          1,018,960
                 Series 1995A, 5.000%, 7/01/19

                                       17


                            Nuveen Arizona Dividend Advantage Municipal Fund (NFZ) (continued)
                                 Portfolio of INVESTMENTS January 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         500   Commonwealth of Puerto Rico, Public Improvement General                 No Opt. Call          A-        $   540,655
                 Obligation Bonds of 2002, Series A, 5.500%, 7/01/29

        1,020   City of Tucson, Arizona, General Obligation Refunding Bonds,          7/07 at 100.00          AA          1,046,143
                 Series 1997, 5.000%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 23.1%

          700   Arizona School Facilities Board, State School Improvement             7/11 at 100.00         AAA            766,269
                 Revenue Bonds, Series 2001, 5.500%, 7/01/18

        1,415   State of Arizona, Certificates of Participation, Series 2002A,        5/12 at 100.00         AAA          1,479,991
                 4.800%, 11/01/15

        2,000   Industrial Development Authority of the County of Maricopa,           6/07 at 102.00           A          2,108,360
                 Arizona, Education Revenue Bonds, Horizon Community
                 Learning Center Project, Series 2000, 6.350%, 6/01/26

          900   Industrial Development Authority of the City of Phoenix, Arizona,     3/12 at 100.00         AAA            967,779
                 Government Office Lease Revenue Bonds, Capitol Mall LLC II
                 Project, Series 2001, 5.250%, 9/15/16


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 8.7%

          500   Industrial Development Authority of the County of Maricopa,           9/05 at 101.00         AAA            555,445
                 Arizona, Baptist Hospital System Revenue Refunding Bonds,
                 Series 1995, 5.500%, 9/01/16 (Pre-refunded to 9/01/05)

        1,350   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          1,443,407
                 Bonds, 2000 Series A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 27.9%

        1,500   Arizona Power Authority, Power Resource Revenue Bonds, Special          No Opt. Call          AA          1,652,880
                 Obligation Crossover Refunding, Series 2001, Hoover Uprating
                 Project, 5.250%, 10/01/17

          500   Coconino County Pollution Control Corporation, Arizona, Pollution     5/03 at 102.00          B-            414,620
                 Control Revenue Bonds, Nevada Power Company Project,
                 Series 1997B, 5.800%, 11/01/32 (Alternative Minimum Tax)

        1,000   City of Mesa, Arizona, Utility Systems Revenue Bonds,                 7/09 at 100.00         AAA          1,034,850
                 Series 2000, 5.125%, 7/01/19

        1,000   City of Mesa, Arizona, Utility System Revenue Refunding Bonds,          No Opt. Call         AAA          1,106,360
                 Series 2002, 5.250%, 7/01/17

          350   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA            363,209
                 2002 Series II, 5.125%, 7/01/26

          805   Salt River Project Agricultural Improvement and Power District,       1/08 at 101.00          AA            825,061
                 Arizona, Salt River Project Electric System Refunding
                 Revenue Bonds, 1997 Series A, 5.000%, 1/01/20

        1,000   Salt River Project Agricultural Improvement and Power District,       1/12 at 101.00          AA          1,072,250
                 Arizona, Salt River Project Electric System Refunding Revenue
                 Bonds, 2002 Series A, 5.250%, 1/01/18


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.0%

        1,025   City of Chandler, Arizona, Water and Sewer Revenue Bonds,             7/10 at 101.00         AAA          1,027,459
                 Series 2001, 4.500%, 7/01/18

        1,500   City of Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/12 at 100.00         AAA          1,513,964
                 Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
$      32,750   Total Long-Term Investments (cost $33,156,423) - 148.4%                                                  34,226,023
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.6%                                                                        840,314
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.0)%                                                        (12,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $23,066,337
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                                 See accompanying notes to financial statements.

                                       18


                            Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
                            Portfolio of
                                    INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.5%

$         510   Arizona State University, Certificates of Participation, Series 2002, 7/12 at 100.00         AAA        $   519,593
                 5.125%, 7/01/26

                Arizona Board of Regents, Arizona State University, System Revenue
                Bonds, Series 2002:
        1,000    5.000%, 7/01/25                                                      7/12 at 100.00         AAA          1,011,570
          715    5.750%, 7/01/27                                                      7/12 at 100.00         AAA            782,096

        1,250   Industrial Development Authority of the City of Glendale, Arizona,    5/11 at 101.00        BBB+          1,293,263
                 Revenue Bonds, Midwestern University, Series 2001A,
                 5.875%, 5/15/31

          320   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00         BBB            325,827
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Series 1999, Ana G. Mendez University
                 System Project, 5.375%, 2/01/19

                Arizona Board of Regents, Certificates of Participation, University
                of Arizona Project, Series 2002A:
          750    5.500%, 6/01/18                                                      6/12 at 100.00         AAA            819,450
          500    5.125%, 6/01/22                                                      6/12 at 100.00         AAA            513,855


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.2%

          735   Arizona Health Facilities Authority, Hospital System Revenue          2/12 at 101.00        Baa2            684,381
                 Bonds, Phoenix Children's Hospital, Series 2002A,
                 6.250%, 2/15/21

        1,000   Arizona Health Facilities Authority, Revenue Bonds, Catholic          7/10 at 101.00         BBB          1,039,090
                 Healthcare West, 1999 Series A, 6.625%, 7/01/20

          500   Industrial Development Authority of the County of Maricopa,           7/08 at 101.00         BBB            425,600
                 Arizona, Health Facility Revenue Bonds, Catholic Healthcare
                 West Project, 1998 Series A, 5.000%, 7/01/21

          500   Industrial Development Authority of the County of Maricopa,           5/08 at 101.00          AA            501,640
                 Arizona, Hospital Revenue Bonds, Series 1998, Mayo Clinic
                 Hospital, 5.250%, 11/15/37

        1,000   Industrial Development Authority of the City of Mesa, Arizona,        1/10 at 101.00         AAA          1,058,150
                 Revenue Bonds, Discovery Health System, Series 1999A,
                 5.625%, 1/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.5%

        1,000   Industrial Development Authority of the County of Maricopa,          10/11 at 105.00         AAA          1,114,200
                 Arizona, Multifamily Housing Revenue Bonds, GNMA
                 Collateralized - Pine Ridge, Cambridge Court, Cove on 44th
                 and Fountain Place Apartments Projects, Series 2001-A1
                 Refunding, 6.000%, 10/20/31

        1,425   Industrial Development Authority of the City of Phoenix, Arizona,     7/12 at 105.00         AAA          1,622,676
                 Multifamily Housing Revenue Bonds, Series 2002, GNMA
                 Collateralized - Summit Apartments Project, 6.450%, 7/20/32


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.3%
          465   Industrial Development Authority of the County of Pima, Arizona,     11/10 at 101.00         AAA            473,714
                 Single Family Mortgage Revenue Bonds, Series 2001-A1,
                 5.350%, 11/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 44.3%

        1,725   City of Chandler, Arizona, General Obligation Bonds, Series 2002,     7/12 at 100.00          AA          1,818,323
                 5.000%, 7/01/17

        1,000   Town of Gilbert, Arizona, General Obligation Bonds, Series 2002A,     7/11 at 100.00         AAA          1,043,580
                 5.000%, 7/01/18

                Washington Elementary School District No. 6 of Maricopa County,
                Arizona, General Obligation Bonds, Series 2002A Refunding:
        1,000    5.375%, 7/01/15                                                        No Opt. Call         AAA          1,122,540
        2,000    5.375%, 7/01/16                                                        No Opt. Call         AAA          2,246,760

        2,165   Paradise Valley Unified School District No. 69 of Maricopa              No Opt. Call         AAA          2,408,909
                 County, Arizona, General Obligation Bonds, Series 2002A
                 Refunding, 5.250%, 7/01/14

                                       19


                            Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR) (continued)
                                 Portfolio of INVESTMENTS January 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,000   City of Mesa, Arizona, General Obligation Bonds, Series 2000,           No Opt. Call         AAA        $ 1,208,520
                 6.500%, 7/01/11

        1,405   City of Mesa, Arizona, General Obligation Bonds, Series 2002,           No Opt. Call         AAA          1,577,169
                 5.375%, 7/01/15

                City of Phoenix, Arizona, General Obligation Bonds, Various
                Purpose, Series 2002B:
        1,700    5.000%, 7/01/22                                                      7/12 at 100.00         AA+          1,739,032
          250    5.000%, 7/01/27                                                      7/12 at 100.00         AA+            253,875

        1,000   Apache Junction Unified School District No. 43 of Pinal County,         No Opt. Call         AAA          1,155,570
                 Arizona, General Obligation Refunding Bonds, Series 2001,
                 5.750%, 7/01/15

        1,500   City of Scottsdale, Arizona, General Obligation Bonds,                7/11 at 100.00         AAA          1,528,320
                 Series 2002, 5.000%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 34.4%

                State of Arizona, Certificates of Participation, Series 2002A:
          750    5.000%, 11/01/17                                                     5/12 at 100.00         AAA            785,880
        1,000    5.000%, 11/01/18                                                     5/12 at 100.00         AAA          1,042,420
          500    5.000%, 11/01/20                                                     5/12 at 100.00         AAA            515,085

        1,000   Maricopa County Public Finance Authority, Arizona, Lease Revenue      7/11 at 100.00         Aaa          1,099,890
                 Bonds, Series 2001, 5.500%, 7/01/15

                Maricopa County Stadium District, Arizona, Revenue Refunding
                Bonds, Series 2002:
          840    5.375%, 6/01/18                                                      6/12 at 100.00         Aaa            903,748
        2,645    5.375%, 6/01/19                                                      6/12 at 100.00         Aaa          2,835,255

        1,500   Industrial Development Authority of the City of Phoenix, Arizona,     3/12 at 100.00         AAA          1,612,965
                 Government Office Lease Revenue Bonds, Capitol Mall LLC II
                 Project, Series 2001, 5.250%, 9/15/16

          500   Puerto Rico Highway and Transportation Authority, Highway             7/16 at 100.00           A            521,910
                 Revenue Bonds, Series 1996Y, 5.500%, 7/01/36

          500   Puerto Rico Highway and Transportation Authority, Transportation      7/12 at 100.00         AAA            509,380
                 Revenue Bonds, Series D, 5.000%, 7/01/32

        1,000   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00          A-          1,005,300
                 Facilities Revenue Bonds, Series 2002D Refunding,
                 5.125%, 7/01/24

        1,000   City of Tucson, Arizona, Junior Lien Street and Highway User          7/10 at 100.00         AAA          1,036,620
                 Revenue Bonds, Series 1994-E (2000), 5.000%, 7/01/18

          640   City of Yuma Municipal Property Corporation, Arizona, Municipal       7/10 at 100.00         AAA            652,883
                 Facilities Revenue Bonds, Series 2001, 5.000%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.6%

        1,000   City of Phoenix Civic Improvement Corporation, Arizona, Senior        7/08 at 101.00         AAA          1,012,630
                 Lien Airport Revenue Bonds, Series 1998A, 5.000%, 7/01/25

        1,000   City of Phoenix Civic Improvement Corporation, Arizona, Airport       7/12 at 100.00         AAA          1,014,420
                 Revenue Bonds, Series 2002B Senior Lien, 5.250%, 7/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 8.3%

        1,215   Children's Trust Fund, Puerto Rico, Tobacco Settlement                7/10 at 100.00         AAA          1,414,163
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/12
                 (Pre-refunded to 7/01/10)

        1,500   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          1,603,785
                 Bonds, 2000 Series A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.4%

        1,115   Arizona Power Authority, Power Resource Revenue Bonds,                  No Opt. Call          AA          1,231,919
                 Special Obligation Crossover Refunding, Series 2001,
                 Hoover Uprating Project, 5.250%, 10/01/15

        1,000   City of Mesa, Arizona, Utility System Revenue Bonds,                  7/11 at 100.00         AAA          1,027,970
                 Series 2002, 5.000%, 7/01/20

        1,000   City of Mesa, Arizona, Utility System Revenue Refunding Bonds,          No Opt. Call         AAA          1,106,360
                 Series 2002, 5.250%, 7/01/17

        1,500   Salt River Project Agricultural Improvement and Power District,       1/12 at 101.00          AA          1,512,195
                 Arizona, Salt River Project Electric System Refunding Revenue
                 Bonds, 2002 Series A, 5.000%, 1/01/31

                                       20

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.5%

$         500   Industrial Development Authority of the County of Maricopa,          12/07 at 102.00         AAA        $   512,090
                 Arizona, Water System Improvement Revenue Bonds, Chaparral
                 City Water Company Project, Series 1997A, 5.400%, 12/01/22
                 (Alternative Minimum Tax)

        1,000   City of Phoenix Civic Improvement Corporation, Arizona,                 No Opt. Call         AAA          1,108,559
                 Water System Junior Lien Revenue Refunding Bonds,
                 Series 2001, 5.500%, 7/01/22

        1,000   City of Tucson, Arizona, Water System Revenue Refunding Bonds,
                 Series 2001, 5.500%, 7/01/18                                         7/12 at 102.00         AAA          1,106,709
------------------------------------------------------------------------------------------------------------------------------------
$      50,120   Total Long-Term Investments (cost $51,384,766) - 147.0%                                                  53,459,839
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.9%                                                                      1,396,547
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.9)%                                                        (18,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $36,356,386
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                                 See accompanying notes to financial statements.

                                       21


                            Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)
                            Portfolio of
                                    INVESTMENTS January 31, 2003 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.5%
$       2,000   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   5/12 at 100.00          A1        $ 1,921,880
                 Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.9%

        2,000   Arizona Board of Regents, Arizona State University, System            7/12 at 100.00         AAA          2,187,680
                 Revenue Bonds, Series 2002, 5.750%, 7/01/27

        1,000   Student Loan Acquisition Authority of Arizona, Student Loan          11/09 at 102.00         Aaa          1,077,080
                 Revenue Refunding Bonds, Senior Series 1999A-1,
                 5.750%, 5/01/15 (Alternative Minimum Tax)

        1,130   Arizona State University, Main Campus Project Energy Conservation     7/12 at 100.00         AAA          1,205,597
                 Revenue Bonds, Energy Management Services LLC, Series 2002,
                 5.250%, 7/01/18

          500   Industrial Development Authority of the City of Glendale, Arizona,    5/08 at 101.00        BBB+            504,455
                 Revenue Bonds, Midwestern University, Series 1998A,
                 5.375%, 5/15/28

        1,000   Tucson Industrial Development Authority, Arizona, Lease Revenue       7/12 at 100.00         AAA          1,005,220
                 Bonds, University of Arizona - Marshall Foundation Project,
                 Series 2002A, 5.000%, 7/15/32

        2,000   Arizona Board of Regents, Certificates of Participation, University   6/12 at 100.00         AAA          2,084,520
                 of Arizona Projects, Series 2002B, 5.125%, 6/01/20


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.5%

                Arizona Health Facilities Authority, Hospital Revenue Bonds,
                Phoenix Children's Hospital, Series 1999A:
          750    6.125%, 11/15/22                                                    11/09 at 100.00        Baa2            680,850
          520    6.250%, 11/15/29                                                    11/09 at 100.00        Baa2            465,182

        1,000   Arizona Health Facilities Authority, Hospital System Revenue         12/10 at 102.00         BBB          1,068,930
                 Bonds, John C. Lincoln Health Network, Series 2000,
                 6.875%, 12/01/20

          250   Arizona Health Facilities Authority, Revenue Bonds, Catholic          7/10 at 101.00         BBB            259,773
                 Healthcare West, 1999 Series A, 6.625%, 7/01/20

          500   Industrial Development Authority of the County of Maricopa,           7/08 at 101.00         BBB            425,600
                 Arizona, Health Facility Revenue Bonds, Catholic Healthcare
                 West Project, 1998 Series A, 5.000%, 7/01/21

        2,000   Industrial Development Authority of the County of Maricopa,           5/08 at 101.00          AA          2,006,560
                 Arizona, Hospital Revenue Bonds, Mayo Clinic Hospital,
                 Series 1998, 5.250%, 11/15/37

        1,250   Industrial Development Authority of the City of Scottsdale,          12/11 at 101.00          A3          1,258,912
                 Arizona, Hospital Revenue Bonds, Scottsdale Healthcare,
                 Series 2001, 5.800%, 12/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 16.0%

        1,750   Maricopa County Industrial Development Authority, Arizona,            1/18 at 100.00         AAA          1,782,393
                 Multifamily Housing Senior Revenue Bonds, National Voluntary
                 Health Facilities II Project, Series 1998A, 5.100%, 1/01/33

        1,545   Industrial Development Authority of the City of Phoenix, Arizona,     6/11 at 102.00         Aaa          1,622,621
                 Multifamily Housing Revenue Bonds, GNMA Collateralized -
                 Campaigne Place on Jackson Project, Series 2001,
                 5.600%, 6/20/21 (Alternative Minimum Tax)

                Industrial Development Authority of the City of Phoenix,
                Arizona, Multifamily Housing Revenue Bonds, GNMA Collateralized
                - Liberty Cove Apartments, Series 2002A:
        2,480    4.950%, 10/20/22 (Alternative Minimum Tax)                          10/12 at 102.00         Aaa          2,447,859
        1,000    5.050%, 10/20/32 (Alternative Minimum Tax)                          10/12 at 102.00         Aaa            978,240

                                       22

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 29.6%

$         660   City of Chandler, Arizona, General Obligation Bonds, Series 2002,     7/12 at 100.00          AA        $   692,056
                 5.000%, 7/01/18

        2,250   DC Ranch Community Facilities District of Scottsdale, Arizona,        7/13 at 100.00         Aaa          2,276,258
                 General Obligation Bonds, Series 2002, 5.000%, 7/15/27

        1,930   City of Glendale, Arizona, General Obligation Bonds, Series 2002      7/11 at 100.00          AA          2,000,349
                 Refunding, 5.000%, 7/01/19

        1,000   Peoria Unified School District No. 11 of Maricopa County, Arizona,      No Opt. Call         AAA          1,083,310
                 General Obligation Bonds, Series 2002 Refunding,
                 5.000%, 7/01/15

          765   Paradise Valley Unified School District No. 69 of Maricopa County,      No Opt. Call         AAA            830,285
                 Arizona, General Obligation Bonds, Series 2002 Refunding,
                 5.000%, 7/01/15

        1,000   Queen Creek Unified School District No. 95 of Maricopa County,          No Opt. Call         Aaa          1,086,600
                 Arizona, General Obligation Bonds, Series 2002, 5.000%, 7/01/14

        2,000   Commonwealth of Puerto Rico, Public Improvement Refunding               No Opt. Call         AAA          2,473,280
                 Bonds, General Obligation Bonds, Series 1997, 6.500%, 7/01/15

        1,500   Commonwealth of Puerto Rico, Public Improvement Refunding               No Opt. Call         AAA          1,700,205
                 Bonds, General Obligation Bonds, 2002 Series A,
                 5.500%, 7/01/20

          440   City of Tucson, Arizona, General Obligation Bonds, Series 2001B,      7/11 at 100.00          AA            451,994
                 5.000%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 20.9%

        2,000   Arizona School Facilities Board, State School Improvement Revenue     7/12 at 100.00         AAA          2,125,860
                 Bonds, Series 2002, 5.250%, 7/01/20

        1,000   Arizona Municipal Financing Program, Certificates of                    No Opt. Call         AAA          1,235,720
                 Participation, City of Goodyear Loan, Series 31, 7.250%, 8/01/09

        2,000   Arizona Transportation Board, Highway Revenue Bonds,                  7/11 at 100.00         AAA          2,103,340
                 Series 2001, 5.250%, 7/01/20

        1,000   Arizona Department of Transportation, Highway Revenue Bonds,          7/12 at 100.00         AAA          1,045,680
                 Series 2002B, 5.250%, 7/01/22

          680   Avondale Municipal Development Corporation, Arizona, Excise           7/12 at 100.00         AAA            718,406
                 Tax Revenue Bonds, Series 2002, 5.000%, 7/01/16

                Cochise County, Arizona, Certificates of Participation, Series 2002:
          805    4.500%, 8/01/16                                                      8/13 at 100.00         AAA            831,211
          840    4.500%, 8/01/17                                                      8/13 at 100.00         AAA            860,857


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 13.8%

                Phoenix Civic Improvement Corporation, Arizona, Airport Revenue
                Bonds, Series 2002B Senior Lien:
        1,000    5.750%, 7/01/16 (Alternative Minimum Tax)                            7/12 at 100.00         AAA          1,105,970
        2,300    5.250%, 7/01/21 (Alternative Minimum Tax)                            7/12 at 100.00         AAA          2,345,264

        2,450   Tucson Airport Authority Inc., Arizona, Revenue Bonds,                6/11 at 100.00         AAA          2,448,432
                 Series 2001B Refunding, 5.000%, 6/01/20 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 20.0%

        1,750   Maricopa County Pollution Control Corporation, Arizona, Revenue      11/12 at 100.00         AAA          1,766,642
                 Bonds, Arizona Public Service Company - Palo Verde Project,
                 Series 2002A, 5.050%, 5/01/29

        3,000   City of Mesa, Arizona, Utility System Revenue Refunding Bonds,          No Opt. Call         AAA          3,319,080
                 Series 2002, 5.250%, 7/01/17

        2,000   Salt River Project Agricultural Improvement and Power District,       1/12 at 101.00          AA          2,044,080
                 Arizona, Salt River Project Electric System Refunding Revenue
                 Bonds, Series 2002A, 5.125%, 1/01/27

        1,000   Salt River Project Agricultural Improvement and Power District,       1/13 at 100.00          AA          1,008,130
                 Arizona, Salt River Project Electric System Revenue Bonds,
                 Series 2002B, 5.000%, 1/01/31

          500   Industrial Development Authority of the County of Yavapai,            6/07 at 101.00         BBB            413,195
                 Arizona, Industrial Development Revenue Bonds, 1998 Series,
                 Citizens Utilities Company Project, 5.450%, 6/01/33 (Alternative
                 Minimum Tax)

                                       23


                            Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) (continued)
                                 Portfolio of INVESTMENTS January 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.6%

$       1,000   City of Phoenix Civic Improvement Corporation, Arizona, Junior        7/11 at 100.00         AAA        $ 1,032,450
                 Lien Wastewater System Revenue Refunding Bonds, Series 2001,
                 5.125%, 7/01/21

        1,250   City of Phoenix Civic Improvement Corporation, Arizona, Water           No Opt. Call         AAA          1,392,812
                 System Junior Lien Revenue Refunding Bonds, Series 2001,
                 5.500%, 7/01/21

        2,000   City of Phoenix Civic Improvement Corporation, Arizona, Junior        7/12 at 100.00         AAA          2,086,140
                 Lien Water System Revenue Bonds, Series 2002, 5.000%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
$      60,795   Total Long-Term Investments (cost $64,104,317) - 148.8%                                                  63,460,958
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.9%

          400   Industrial Development Authority of the City of Phoenix, Arizona,                           A-1+            400,000
                 Revenue Bonds, Series 2001, Valley of the Sun YMCA Project,
                 Variable Rate Demand Bonds, 1.350%, 1/01/31+
------------------------------------------------------------------------------------------------------------------------------------
$         400   Total Short-Term Investments (cost $400,000)                                                                400,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                        792,167
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.6)%                                                        (22,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $42,653,125
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       24


                            Nuveen Texas Quality Income Municipal Fund (NTX)
                            Portfolio of
                                    INVESTMENTS January 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 5.6%

$       4,500   Cass County Industrial Development Corporation, Texas,                3/10 at 101.00         BBB        $ 4,733,145
                 Environmental Improvement  Revenue Bonds, 2000 Series A,
                 International Paper Company Project, 6.600%, 3/15/24
                 (Alternative Minimum Tax)

        3,000   Guadalupe-Blanco River Authority, Texas, Sewage and Solid             4/06 at 102.00         AA-          3,193,140
                 Waste Disposal Facility Bonds, E.I. du Pont de Nemours and
                 Company Project), Series 1996, 6.400%, 4/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.0%

        3,000   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   5/12 at 100.00          A1          2,882,820
                 Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 11.7%

          205   Brazos Higher Education Authority, Inc., Texas, Student Loan            No Opt. Call         Aa2            218,997
                 Revenue Refunding Bonds, Subordinate Series 1993A-2,
                 6.800%, 12/01/04 (Alternative Minimum Tax)

        1,000   City of Georgetown, Texas, Higher Education Finance Corporation,      2/04 at 100.00         Aa3          1,019,500
                 Higher Education Revenue Bonds, Series 1994, Southwestern
                 University Project, 6.300%, 2/15/14

        1,000   Raven Hills Higher Education Corporation, Texas, Student Housing      8/11 at 100.00         Aaa          1,027,240
                 Revenue Bonds, Cardinal Village LLC - Lamar University Project,
                 Series 2001A, 5.250%, 8/01/24

        3,000   Texas State University System, Financing Revenue Bonds,                 No Opt. Call         AAA          3,078,300
                 Series 2002 Refunding, 5.000%, 3/15/20

        1,445   Tyler Junior College District, Smith and Van Zanlt Counties, Texas,   8/04 at 100.00         AAA          1,539,864
                 Combined Fee Improvement Revenue and Refunding Bonds,
                 Series 1994, 5.900%, 8/15/13

        2,330   Universal City Education Facilities Corporation, Texas, Revenue       3/11 at 102.00          A-          2,397,873
                 Bonds, Wayland Baptist University Project, Series 2001,
                 5.625%, 3/01/26

        2,000   Board of Regents of the University of Houston System, Texas,          2/05 at 100.00         AAA          2,155,060
                 Consolidated Revenue Bonds, Series 1995, 6.000%, 2/15/17

        5,000   University of North Texas Board of Regents, Financing System          4/12 at 100.00         AAA          5,030,800
                 Revenue Bonds, Series 2001, 5.000%, 4/15/24


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 4.3%

        5,000   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal            4/08 at 102.00         BBB          4,429,150
                 Revenue Bonds, Valero Refining and Marketing Company
                 Project, Series 1998, 5.600%, 4/01/32 (Alternative Minimum Tax)

        1,800   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal            4/09 at 101.00         BBB          1,607,202
                 Revenue Bonds, Valero Energy Corporation Project, Series 1999,
                 5.700%, 4/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 20.2%

        3,500   Abilene Health Facilities Development Corporation, Texas,             9/05 at 102.00         AAA          3,825,290
                 Hospital Revenue Refunding and Improvement Bonds, Hendrick
                 Medical Center Project, Series 1995C, 6.150%, 9/01/25

                Gregg County Health Facilities Development Corporation, Texas,
                Hospital Revenue Bonds, Good Shepherd Medical Center Project,
                Series 2000:
        2,000    6.875%, 10/01/20                                                    10/10 at 101.00          AA          2,315,640
        3,250    6.375%, 10/01/25                                                    10/10 at 101.00          AA          3,587,545

        1,500   Harris County Health Facilities Development Corporation, Texas,       8/11 at 100.00         AA-          1,535,340
                 Revenue Bonds, St. Luke's Episcopal Hospital, Series 2001A,
                 5.500%, 2/15/21

        2,000   Harris County Health Facilities Development Corporation, Texas,       6/11 at 101.00           A          2,119,500
                 Hospital Revenue Bonds, Memorial Hermann Healthcare System,
                 Series 2001A, 6.375%, 6/01/29

        5,750   Midland County Hospital District, Texas, Hospital Revenue Bonds,        No Opt. Call          A-          3,623,075
                 Series 1992, 0.000%, 6/01/11

        2,000   North Central Health Facilities Development Corporation, Texas,       5/11 at 100.00         AA-          1,965,820
                 Hospital Revenue Bonds, Baylor Health Care System Project,
                 Series 2001A, 5.125%, 5/15/29

                                       25


                            Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                                 Portfolio of INVESTMENTS January 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       1,760   Parker County Hospital District, Texas, Hospital Revenue Bonds,       8/09 at 102.00        BBB-        $ 1,763,520
                 Campbell Health System, Series 1999, 6.250%, 8/15/19

        1,050   Tarrant County Health Facilities Development Corporation, Texas,     11/08 at 101.00          A-          1,017,083
                 Hospital Revenue Bonds, Series 1998, Adventist Health
                 System/Sunbelt Obligated Group, 5.375%, 11/15/20

        3,500   Tarrant County Health Facilities Development Corporation,            11/10 at 101.00          A-          3,751,825
                 Texas, Hospital Revenue Bonds, Series 2000, Adventist
                 Health System/Sunbelt Obligated Group, 6.625%, 11/15/20

        2,000   Tom Green County Health Facilities Development Corporation,           5/11 at 101.00        Baa3          2,062,260
                 Texas, Hospital Revenue Bonds,  Shannon Health System
                 Project, Series 2001, 6.750%, 5/15/21

        1,000   Tyler Health Facilities Development Corporation, Texas, Hospital      7/12 at 100.00        Baa1            996,560
                 Revenue Bonds, Mother Frances Hospital Regional Health
                 Center, Series 2001, 6.000%, 7/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.9%

                Bexar County Housing Finance Corporation, Texas, Multifamily
                Housing Revenue Bonds, Waters at Northern Hills Apartments
                Project, Series 2001A:
        2,000    6.000%, 8/01/31                                                      8/11 at 102.00         Aaa          2,149,160
          750    6.050%, 8/01/36                                                      8/11 at 102.00         Aaa            806,678

                Grand Prairie Housing Finance Corporation, Texas, Multifamily
                Housing Revenue Bonds, Landings at Carrier Project, GNMA Series
                2000A:
        1,000    6.650%, 9/20/22                                                      9/10 at 105.00         AAA          1,110,780
        2,030    6.750%, 9/20/28                                                      9/10 at 105.00         AAA          2,262,252

        5,668   Houston Housing Finance Corporation, Texas, Multifamily               9/11 at 105.00         Aaa          6,234,970
                 Housing Revenue Bonds, RRG Apartments Project, GNMA
                 Collateralized Mortgage, Series 2001, 6.250%, 9/20/35


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.8%

        2,800   El Paso Housing Finance Corporation, Texas, Single Family             4/11 at 106.75         AAA          3,075,324
                 Mortgage Revenue Bonds, Series 2001A-3, 6.180%, 4/01/33

          360   City of Galveston Property Finance Authority, Inc., Texas, Single     3/03 at 102.00          A3            368,071
                 Family Mortgage Revenue  Bonds, Series 1991A, 8.500%, 9/01/11

          650   Houston Housing Finance Corporation, Texas, Single Family             6/03 at 102.00         AAA            660,101
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 5.950%, 12/01/10

        1,945   Texas Department of Housing and Community Affairs, Single             9/06 at 102.00         AAA          2,055,379
                 Family Mortgage Revenue Bonds, 1996 Series E,
                 6.000%, 9/01/17

        3,000   Texas Department of Housing and Community Affairs, Single             3/12 at 100.00         AAA          3,061,620
                 Family Mortgage Revenue Bonds, 2002 Series B,
                 5.550%, 9/01/33 (Alternative Minimum Tax)

          385   Victoria Housing Finance Corporation, Texas, Single Family              No Opt. Call         Aaa            393,747
                 Mortgage Revenue Refunding Bonds, Series 1995,
                 8.125%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 7.2%

                Bell County Health Facilities Development Corporation, Texas,
                Retirement Facility Revenue Bonds, Buckner Retirement Services,
                Inc. Obligated Group Project, Series 1998:
        3,400    5.250%, 11/15/19                                                    11/08 at 101.00          A-          3,274,846
        5,000    5.250%, 11/15/28                                                    11/08 at 101.00          A-          4,624,500

        2,000   Tarrant County Health Facilities Development Corporation,             1/08 at 105.00         AAA          2,197,140
                 Texas, Tax-Exempt Mortgage Revenue Bonds, South Central
                 Nursing Homes Inc. Project, Series 1997A, 6.000%, 1/01/37


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 32.3%

        4,130   Coppell Independent School District, Dallas County, Texas,             8/09 at 75.34         AAA          2,347,657
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1992, 0.000%, 8/15/14

        1,450   Donna Independent School District, Hidalgo County, Texas,             2/11 at 100.00         AAA          1,629,104
                 Unlimited Tax School Building Bonds, Series 2000, 6.000%, 2/15/17

        1,750   El Paso County, Texas, Certificates of Obligation, Series 2001,       2/12 at 100.00         AAA          1,785,035
                 5.000%, 2/15/21

        2,000   Harlingen Consolidated Independent School District, Cameron           8/09 at 100.00         AAA          2,132,380
                 County, Texas, Unlimited Tax School Building Bonds,
                 Series 1999, 5.650%, 8/15/29

        2,000   Harris County, Texas, Tax and Revenue Certificates of Obligation,     8/11 at 100.00         AA+          2,010,040
                 Series 2001, 5.000%, 8/15/27

                                       26

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,500   Judson Independent School District, Bexar County, Texas, General      2/11 at 100.00         Aaa        $ 1,553,985
                 Obligation Bonds, Series 2002 Refunding, 5.250%, 2/01/21

        1,250   Katy Independent School District, Counties of Harris, Fort Bend and   2/12 at 100.00         AAA          1,243,150
                 Waller, Texas, General Obligation Bonds, Series 2002A,
                 5.000%, 2/15/32

        2,600   Klein Independent School District, Harris County, Texas, Unlimited    8/09 at 100.00         AAA          2,667,418
                 Tax Schoolhouse Bonds, Series 1999A, 5.000%, 8/01/18

        1,500   Lake Dallas Independent School District, Denton County, Texas,        8/11 at 100.00         Aaa          1,500,480
                 General Obligation Building Bonds, Series 2001, 5.000%, 8/15/30

        5,220   Leander Independent School District, Williamson and Travis             8/09 at 46.74         AAA          1,810,348
                 Counties, Texas, Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/21

        1,545   Montgomery County, Texas, General Obligation Bonds,                    9/07 at 72.39         AAA            898,278
                 Series 1997 Refunding, 0.000%, 3/01/14

        2,000   Northside Independent School District, Bexar County, Texas,           8/10 at 100.00         AAA          2,161,520
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 2000, 5.875%, 8/15/25

          500   Commonwealth of Puerto Rico, Public Improvement General                 No Opt. Call          A-            540,655
                 Obligation Bonds of 2002, Series A, 5.500%, 7/01/29

        1,825   Socorro Independent School District, El Paso County, Texas,           2/06 at 100.00         Aaa          1,958,444
                 General Obligation Bonds, Series 1996, 5.750%, 2/15/21

        1,440   South Texas Community College District, General Obligation            8/12 at 100.00         AAA          1,575,792
                 Bonds, Series 2002, 5.500%, 8/15/17

        2,000   State of Texas, General Obligation Bonds, Veterans Land Board,       12/04 at 100.00         Aa1          2,130,820
                 Series 1994, 6.400%, 12/01/24 (Alternative Minimum Tax)

        3,490   State of Texas, General Obligation Bonds, Veterans Housing           12/03 at 102.00         Aa1          3,627,471
                 Assistance Program Fund, Series 1993, 6.800%, 12/01/23
                 (Alternative Minimum Tax)

        2,000   State of Texas, General Obligation Bonds, Water Financial             8/11 at 100.00         Aa1          2,067,140
                 Assistance Program, Series 2001, 5.250%, 8/01/23

        1,500   State of Texas, General Obligation Bonds, Public Finance Authority,  10/12 at 100.00         Aa1          1,559,970
                 Series 2002 Refunding, 5.000%, 10/01/18

        1,795   United Independent School District, Webb County, Texas,               8/12 at 100.00         AAA          1,925,048
                 Unlimited Tax School Building Bonds, Series 2000,
                 5.375%, 8/15/18

        5,290   Weslaco Independent School District, Hidlago County, Texas,           2/10 at 100.00         Aaa          5,516,888
                 General School Building Obligation Bonds, Series 2000,
                 5.500%, 2/15/25

                West Independent School District, McLennan and Hill Counties,
                Texas, Unlimited Tax School Building and Refunding Bonds, Series
                1998:
        1,000    0.000%, 8/15/22                                                       8/13 at 61.20         AAA            338,600
        1,000    0.000%, 8/15/23                                                       8/13 at 57.95         AAA            315,890
        1,000    0.000%, 8/15/24                                                       8/13 at 54.88         AAA            296,170

        1,800   Williamson County, Texas, General Obligation Road Bonds,              2/12 at 100.00         AAA          1,969,506
                 Series 2002, 5.500%, 2/15/16


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 11.0%

        4,500   City of Austin, Texas, Hotel Occupancy Tax Subordinate Lien          11/09 at 100.00         AAA          4,890,960
                 Revenue Refunding Bonds, Series 1999, 5.800%, 11/15/29

        2,305   Corpus Christi, Texas, Certificates of Obligation, Limited Tax        9/12 at 100.00         AAA          2,461,463
                 and Hotel Occupancy Tax Revenue Bonds, Series 2002,
                 5.500%, 9/01/21

        2,250   Harris County-Houston Sports Authority, Texas, Senior Lien Revenue   11/11 at 100.00         AAA          2,329,088
                 Bonds, Series 2001G, 5.250%, 11/15/22

        1,000   City of Laredo, Texas, Sports Venue Sales Tax Revenue Bonds,          3/09 at 100.00         AAA          1,020,300
                 Series 2001, 5.300%, 3/15/26

        4,580   City of San Antonio, Texas, Hotel Occupancy Tax Revenue Bonds,        8/06 at 102.00         AAA          4,882,555
                 Henry B. Gonzalez Convention Center Project, 5.700%, 8/15/26

                                       27


                            Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                                 Portfolio of INVESTMENTS January 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.5%

$       3,005   Alliance Airport Authority, Inc., Texas, Special Facilities Revenue   6/03 at 100.00         BB-        $   811,350
                 Bonds, Series 1990, American Airlines, Inc. Project,
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        2,600   Dallas - Fort Worth International Airport Facility Improvement       11/09 at 101.00         BB-            714,974
                 Corporation, Texas, American  Airlines, Inc. Revenue Bonds,
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

        1,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding         8/04 at 102.00         AAA          1,025,840
                 Bonds, Series 1994, 5.375%, 8/15/20

        2,000   City of Houston, Texas, Airport System Subordinate Lien Revenue       7/10 at 100.00         AAA          2,058,480
                 Bonds, Series 2000A, 5.625%, 7/01/30 (Alternative Minimum Tax)

        3,000   Texas Turnpike Authority, Central Texas Turnpike System First Tier    8/12 at 100.00         AAA          3,133,920
                 Revenue Bonds, Series 2002A, 5.500%, 8/15/39


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.3%

          230   Abilene Housing Development Corporation, Texas, First Lien              No Opt. Call      N/R***            260,604
                 Revenue Bonds, Series 1978, 7.000%, 7/01/08

        1,000   Caddo Mills Independent School District, Hunt County, Texas,          2/05 at 100.00      N/R***          1,099,760
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1995, 6.375%, 8/15/25 (Pre-refunded to 2/15/05)

          690   Children's Trust Fund, Puerto Rico, Tobacco Settlement                7/10 at 100.00         AAA            769,571
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        1,185   Fort Bend County Levee Improvement District No. 11, A Political       9/04 at 100.00         AAA          1,290,572
                 Subdivision of the State of Texas, Unlimited Tax Levee
                 Improvement Bonds, Series 1994, 6.900%, 9/01/17
                 (Pre-refunded to 9/01/04)

        1,450   Industrial Development Corporation of the City of Galveston,          9/05 at 100.00         AAA          1,605,208
                 Texas, Sales Tax Revenue Bonds, Series 1995,
                 5.750%, 9/01/15 (Pre-refunded to 9/01/05)

          800   City of Laredo, Webb County, Texas, Combination Tax and               8/04 at 100.00         AAA            853,624
                 Waterworks System Revenue Certificates of Obligation,
                 Series 1994, 5.625%, 8/15/11 (Pre-refunded to 8/15/04)

        1,000   North Central Health Facilities Development Corporation,                No Opt. Call         AAA          1,128,910
                 Texas, Hospital Revenue Bonds, Presbyterian Healthcare System
                 Project, Series 1996B, 5.750%, 6/01/26

        2,500   Retama Development Corporation, Texas, Special Facilities               No Opt. Call         AAA          3,713,525
                 Revenue Bonds, Retama Park Racetrack Project,
                 Series 1993, 8.750%, 12/15/17

          665   City of San Antonio, Texas, Water System Revenue Refunding              No Opt. Call         AAA            787,254
                 Bonds, Series 1992, 6.500%, 5/15/10

        1,500   Texas Health Facilities Development Corporation, Hospital             8/03 at 102.00         AAA          1,571,835
                 Revenue Bonds, All Saints Episcopal Hospitals of Fort Worth
                 Project, Series 1993B, 6.250%, 8/15/22 (Pre-refunded to 8/15/03)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.1%

        2,500   Brazos River Authority, Texas, Revenue Refunding Bonds,               4/09 at 101.00        BBB-          2,016,850
                 Reliant Energy Incorporated Project, Series 1999A,
                 5.375%, 4/01/19

        2,000   Harris County Health Facilities Development Corporation,              2/10 at 100.00         AAA          2,167,540
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2000, 5.750%, 2/15/15 (Alternative Minimum Tax)

        1,500   Matagorda County Navigation District Number One, Texas,               7/03 at 102.00         AAA          1,555,095
                 Pollution Control Revenue Refunding Bonds, Central Power
                 and Light Company Project, Series 1993, 6.000%, 7/01/28

        1,000   Matagorda County Navigation District Number One, Texas,               5/09 at 101.00        BBB-            819,210
                 Revenue Refunding Bonds, Reliant Energy Project, Series B,
                 5.950%, 5/01/30 (Alternative Minimum Tax)

        2,000   Sabine River Authority of Texas, Pollution Control Revenue              No Opt. Call         BBB          1,935,520
                 Refunding Bonds, TXU Electric  Company Project, Series 2001A,
                 5.500%, 5/01/22 (Mandatory put 11/01/11)

        2,750   City of San Antonio, Texas, Electric and Gas System Revenue           2/12 at 100.00         AA+          2,917,063
                  Bonds, Series 2002 Refunding, 5.375%, 2/01/20

                                       28

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.7%

$       3,500   City of Houston, Texas, Water and Sewer System Junior Lien           12/12 at 100.00         AAA        $ 3,501,120
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30

        7,000   City of Houston, Texas, Water and Sewer System Junior Lien              No Opt. Call         AAA          1,785,420
                 Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/27

        5,275   City of Houston, Texas, Water and Sewer System Junior Lien           12/10 at 100.00         AAA          5,371,216
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30

          800   City of Houston, Texas, Water and Sewer System Junior Lien           12/07 at 101.00         AAA            825,760
                 Revenue Bonds, Series 1997A Refunding, 5.375%, 12/01/27

        3,500   City of Houston, Texas, Water and Sewer System Junior Lien           12/11 at 100.00         AAA          3,804,395
                 Revenue Bonds, Series 2001A Refunding, 5.500%, 12/01/17

        1,000   City of San Antonio, Texas, Water System Senior Lien Refunding        5/12 at 100.00         AAA          1,000,509
                 Bonds, Refunding Series 2002, 5.000%, 5/15/28

        1,500   Texas Water Development Board, State Revolving Fund, Senior           7/09 at 100.00         AAA          1,573,349
                  Lien Revenue Bonds, Series 1999A, 5.500%, 7/15/21
------------------------------------------------------------------------------------------------------------------------------------
$     216,748   Total Long-Term Investments (cost $198,960,337) - 145.6%                                                205,395,746
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.3%                                                                      4,696,539
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.9)%                                                        (69,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $141,092,285
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       29

                            Statement of
                                 ASSETS AND LIABILITIES January 31, 2003 (Unaudited)
                                                       ARIZONA           ARIZONA          ARIZONA          ARIZONA            TEXAS
                                                       PREMIUM          DIVIDEND         DIVIDEND         DIVIDEND          QUALITY
                                                        INCOME         ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3           INCOME
                                                         (NAZ)             (NFZ)            (NKR)            (NXE)            (NTX)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities,
   at market value                                 $90,811,955       $34,226,023      $53,459,839      $63,460,958     $205,395,746
Temporary investments in short-term
   securities, at amortized cost, which
   approximates market value                                --                --               --          400,000               --
Cash                                                 1,070,745           549,051        1,058,003          351,321        1,143,452
Receivables:
   Interest                                            763,767           325,247          374,029          509,090        3,581,554
   Investments sold                                     10,103                --               --               --          190,000
Other assets                                               456             1,107            4,097            8,261            1,292
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                  92,657,026        35,101,428       54,895,968       64,729,630      210,312,044
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Accrued expenses:
   Management fees                                      51,131            10,424           16,333           18,125          115,552
   Organization and offering costs                          --             7,713            4,673            4,692               --
   Other                                                67,179            15,919           17,967           51,038          100,874
Preferred share dividends payable                          821             1,035              609            2,650            3,333
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                119,131            35,091           39,582           76,505          219,759
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value              30,000,000        12,000,000       18,500,000       22,000,000       69,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                                   $62,537,895       $23,066,337      $36,356,386      $42,653,125     $141,092,285
===================================================================================================================================
Common shares outstanding                            4,421,760         1,541,057        2,416,665        3,067,000        9,466,888
===================================================================================================================================

Net asset value per Common share outstanding
   (net assets applicable to Common
   shares, divided by
   Common shares outstanding)                      $     14.14       $     14.97      $     15.04      $     13.91     $      14.90
===================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share            $    44,218       $    15,411      $    24,167      $    30,670     $     94,669
Paid-in surplus                                     61,405,810        21,783,407       34,223,343       43,257,805      134,164,032
Undistributed net investment income                    627,302           191,586           10,398            8,009        1,512,080
Accumulated net realized gain (loss)
   from investments                                 (3,876,901)            6,333           23,405               --       (1,113,905)
Net unrealized appreciation
   (depreciation) of investments                     4,337,466         1,069,600        2,075,073         (643,359)       6,435,409
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares             $62,537,895       $23,066,337      $36,356,386      $42,653,125     $141,092,285
===================================================================================================================================
Authorized shares:
   Common                                          200,000,000         Unlimited        Unlimited        Unlimited        Unlimited
   Preferred                                         1,000,000         Unlimited        Unlimited        Unlimited        Unlimited
===================================================================================================================================


                                 See accompanying notes to financial statements.


                                       30


 Statement of
         OPERATIONS Six Months Ended January 31, 2003 (Unaudited)

                                                       ARIZONA          ARIZONA          ARIZONA           ARIZONA            TEXAS
                                                       PREMIUM         DIVIDEND         DIVIDEND          DIVIDEND          QUALITY
                                                        INCOME        ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3           INCOME
                                                         (NAZ)            (NFZ)            (NKR)             (NXE)*           (NTX)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                  $ 2,552,664         $878,296       $1,314,616         $ 779,611      $ 5,878,321
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                        305,278          115,227          180,533           125,957          688,222
Preferred shares - auction fees                         37,808           15,123           23,315            11,753           86,959
Preferred shares - dividend
   disbursing agent fees                                 5,041            5,041            5,041             2,137           10,082
Shareholders' servicing agent
   fees and expenses                                     3,620              314              614               856            9,408
Custodian's fees and expenses                           18,467           11,184           15,260             7,243           31,107
Directors'/Trustees' fees and expenses                     528              101              374               315            1,257
Professional fees                                        5,143            3,982            4,242             5,338            5,363
Shareholders' reports - printing
   and mailing expenses                                  6,281            2,974            4,763             4,433           13,545
Stock exchange listing fees                              6,098              114               --                --            6,098
Investor relations expense                               5,018            2,420            3,432             1,336           10,967
Other expenses                                           4,937            3,699              991               523            7,918
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement                    398,219          160,179          238,565           159,891          870,926
   Custodian fee credit                                 (3,000)          (2,613)          (3,458)           (3,662)         (10,320)
   Expense reimbursement                                    --          (53,182)         (83,323)          (62,010)              --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                           395,219          104,384          151,784            94,219          860,606
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                2,157,445          773,912        1,162,832           685,392        5,017,715
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
(LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments           (3,414,735)          21,377           41,801                --         (487,850)
Change in net unrealized appreciation
   (depreciation) of investments                     2,953,199          213,271          381,210          (643,359)      (1,775,146)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                      (461,536)         234,648          423,011          (643,359)      (2,262,996)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                            (170,915)         (54,929)        (108,197)          (60,915)        (432,218)
From accumulated net realized
   gains from investments                                   --           (8,316)          (3,802)               --           (8,765)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from distributions
   to Preferred shareholders                          (170,915)         (63,245)        (111,999)          (60,915)        (440,983)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations                          $ 1,524,994         $945,315       $1,473,844         $ (18,882)     $ 2,313,736
===================================================================================================================================

*    For the period September 26, 2002 (commencement of operations) through
     January 31, 2003.

                                 See accompanying notes to financial statements.

                                       31

                            Statement of
                                CHANGES IN NET ASSETS (Unaudited)

                                             ARIZONA                           ARIZONA                           ARIZONA
                                       PREMIUM INCOME (NAZ)             DIVIDEND ADVANTAGE (NFZ)        DIVIDEND ADVANTAGE 2 (NKR)
                                 ------------------------------     ------------------------------   ------------------------------
                                                                                                                            FOR THE
                                                                                                                     PERIOD 3/26/02
                                                                                                                      (COMMENCEMENT
                                    SIX MONTHS       YEAR ENDED        SIX MONTHS       YEAR ENDED      SIX MONTHS   OF OPERATIONS)
                                 ENDED 1/31/03          7/31/02     ENDED 1/31/03          7/31/02   ENDED 1/31/03  THROUGH 7/31/02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 2,157,445      $ 4,726,364        $  773,912      $ 1,597,001     $ 1,162,832       $  572,359
Net realized gain (loss)
   from investments                 (3,414,735)        (462,165)           21,377          148,987          41,801           13,996
Change in net unrealized
   appreciation (depreciation)
   of investments                    2,953,199       (2,058,272)          213,271          425,309         381,210        1,693,697
Distributions to Preferred
   Shareholders:
   From net investment income         (170,915)        (414,197)          (54,929)        (175,122)       (108,197)         (51,112)
   From accumulated net realized
      gains from investments                --          (51,989)           (8,316)          (4,730)         (3,802)              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                   1,524,994        1,739,741           945,315        1,991,445       1,473,844        2,228,940
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income          (2,027,618)      (3,884,716)         (662,565)      (1,291,796)     (1,044,240)        (521,078)
From accumulated net realized gains
   from investments                         --         (182,992)          (65,547)         (21,217)        (28,590)              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders           (2,027,618)      (4,067,708)         (728,112)      (1,313,013)     (1,072,830)        (521,078)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares         --               --                --               --              --       34,379,475
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions     164,595          344,887            28,521           39,766          55,056           16,872
Preferred shares offering costs             --               --            29,976               --         (12,866)        (291,302)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                  164,595          344,887            58,497           39,766          42,190       34,105,045
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares        (338,029)      (1,983,080)          275,700          718,198         443,204       35,812,907
Net assets applicable to Common
   shares at the beginning
   of period                        62,875,924       64,859,004        22,790,637       22,072,439      35,913,182          100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period     $62,537,895      $62,875,924       $23,066,337      $22,790,637     $36,356,386      $35,913,182
===================================================================================================================================
Undistributed net investment
   income at the end of period      $  627,302       $  656,041        $  191,586       $  135,959      $   10,398         $    169
===================================================================================================================================


                                 See accompanying notes to financial statements.

                                       32

                                                                                  ARIZONA                        TEXAS
                                                                         DIVIDEND ADVANTAGE 3 (NXE)         QUALITY INCOME (NTX)
                                                                         --------------------------   -----------------------------
                                                                                           FOR THE
                                                                                    PERIOD 9/26/02
                                                                                     (COMMENCEMENT
                                                                                    OF OPERATIONS)       SIX MONTHS      YEAR ENDED
                                                                                   THROUGH 1/31/03    ENDED 1/31/03         7/31/02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                   $  685,392      $ 5,017,715    $ 10,521,496
Net realized gain (loss) from investments                                                       --         (487,850)       (267,356)
Change in net unrealized appreciation
   (depreciation) of investments                                                          (643,359)      (1,775,146)          1,647
Distributions to Preferred Shareholders:
   From net investment income                                                              (60,915)        (432,218)       (919,736)
   From accumulated net realized gains
     from investments                                                                           --           (8,765)       (197,372)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                                         (18,882)       2,313,736       9,138,679
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                (616,468)      (4,492,519)     (8,653,941)
From accumulated net realized gains
   from investments                                                                             --         (100,152)       (634,401)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                                                 (616,468)      (4,592,671)     (9,288,342)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                     43,742,700               --              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                                              --           66,550         327,339
Preferred shares offering costs                                                           (554,500)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                                                   43,188,200           66,550         327,339
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                                          42,552,850       (2,212,385)        177,676
Net assets applicable to Common
   shares at the beginning of period                                                       100,275      143,304,670     143,126,994
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                                         $42,653,125     $141,092,285    $143,304,670
===================================================================================================================================
Undistributed net investment
   income at the end of period                                                           $   8,009      $ 1,512,080     $ 1,424,229
===================================================================================================================================


                                 See accompanying notes to financial statements.

                                       33


Notes to
       FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds (the "Funds") covered in this report and their corresponding exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Arizona Dividend Advantage Municipal Fund (NFZ), Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR), Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) and Nuveen Texas Quality Income Municipal Fund (NTX). Common shares of Arizona Premium Income (NAZ) and Texas Quality Income (NTX) are traded on the New York Stock Exchange while Common shares of Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

Prior to the commencement of operations of Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 per Fund by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), and the recording of the organization expenses ($11,500 per Fund) and their reimbursement by Nuveen Investments, LLC (formerly, Nuveen Investments), also a wholly owned subsidiary of Nuveen Investments, Inc.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, where applicable, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At January 31, 2003, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its share holders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable inter-est from municipal securities, which is exempt from regular federal and designated state income taxes, where applicable, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, for each Fund is as follows:

                                             ARIZONA       ARIZONA      ARIZONA      ARIZONA        TEXAS
                                             PREMIUM      DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                              INCOME     ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                               (NAZ)         (NFZ)        (NKR)        (NXE)        (NTX)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --           --          880          760
   Series T                                       --           480           --           --           --
   Series W                                       --            --          740           --           --
   Series TH                                   1,200            --           --           --        2,000
---------------------------------------------------------------------------------------------------------
Total                                          1,200           480          740          880        2,760
=========================================================================================================


Effective November 15, 2002, Arizona Dividend Advantage 3 (NXE) issued 880 Series M, $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended January 31, 2003.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments, LLC has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for Arizona Dividend Advantage 2
(NKR) and Arizona Dividend Advantage 3 (NXE). Arizona Dividend Advantage 2's
(NKR) and Arizona Dividend Advantage 3's (NXE) share of offering costs ($72,150 and $91,800, respectively) were recorded as a reduction of the proceeds from the sale of the Common shares.

Costs incurred by Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE) in connection with their offering of Preferred shares ($304,168 and $554,500, respectively) were recorded as a reduction to paid-in surplus.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                             ARIZONA PREMIUM              ARIZONA DIVIDEND           ARIZONA DIVIDEND
                               INCOME (NAZ)                ADVANTAGE (NFZ)           ADVANTAGE 2 (NKR)
                        -------------------------    -------------------------- --------------------------
                                                                                               FOR THE
                                                                                            PERIOD 3/26/02
                                                                                              (COMMENCE-
                                                                                                MENT OF
                                                                                              OPERATIONS)
                         SIX MONTHS    YEAR ENDED     SIX MONTHS     YEAR ENDED  SIX MONTHS     THROUGH
                        ENDED 1/31/03    7/31/02     ENDED 1/31/03     7/31/02  ENDED 1/31/03   7/31/02
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                   --            --             --            --           --     2,405,000
   Shares issued to
     shareholders due to
     reinvestment of
     distributions           10,235        21,407          1,862         2,811        3,565         1,100
---------------------------------------------------------------------------------------------------------
                             10,235        21,407          1,862         2,811        3,565     2,406,100
=========================================================================================================
Preferred shares sold            --            --             --            --           --           740
=========================================================================================================

                                                                    ARIZONA
                                                                   DIVIDEND
                                                                  ADVANTAGE 3         TEXAS QUALITY
                                                                     (NXE)             INCOME (NTX)
                                                                --------------   ------------------------
                                                                    FOR THE
                                                                PERIOD 9/26/02
                                                                  (COMMENCE-
                                                                   MENT OF
                                                                  OPERATIONS)
                                                                    THROUGH       SIX MONTHS   YEAR ENDED
                                                                    1/31/03      ENDED 1/31/03   7/31/02
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                      3,060,000            --            --
   Shares issued to shareholders
     due to reinvestment of
     distributions                                                         --         4,266        21,816
---------------------------------------------------------------------------------------------------------
                                                                    3,060,000         4,266        21,816
=========================================================================================================
Preferred shares sold                                                     880            --            --
=========================================================================================================

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities during the six months ended January 31, 2003, were as follows:

                                             ARIZONA       ARIZONA      ARIZONA      ARIZONA        TEXAS
                                             PREMIUM      DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                              INCOME     ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                               (NAZ)         (NFZ)        (NKR)       (NXE)*        (NTX)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities         $3,441,102    $1,000,000     $     --  $64,183,326  $18,017,508
   Short-term securities                          --            --           --    5,100,000    3,000,000
Sales and maturities:
   Long-term municipal securities          4,416,350     1,227,445      967,425           --   16,584,480
   Short-term securities                          --            --           --    4,700,000    3,000,000
=========================================================================================================

*    For the period September 26, 2002 (commencement of operations) through
     January 31, 2003.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At January 31, 2003, the cost of investments were as follows:

                                             ARIZONA      ARIZONA      ARIZONA      ARIZONA         TEXAS
                                             PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND       QUALITY
                                              INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3        INCOME
                                               (NAZ)        (NFZ)        (NKR)        (NXE)         (NTX)
---------------------------------------------------------------------------------------------------------
Cost of investments                      $86,460,356  $33,159,598  $51,383,304  $64,503,640  $198,884,848
=========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation on investments at January 31, 2003, were as follows:

                                               ARIZONA      ARIZONA     ARIZONA      ARIZONA        TEXAS
                                               PREMIUM     DIVIDEND    DIVIDEND     DIVIDEND      QUALITY
                                                INCOME    ADVANTAGE ADVANTAGE 2  ADVANTAGE 3       INCOME
                                                 (NAZ)        (NFZ)       (NKR)        (NXE)        (NTX)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                             $5,327,078   $1,137,711  $2,161,949    $ 235,846  $12,011,783
   Depreciation                               (975,479)     (71,286)    (85,414)    (878,528)  (5,500,885)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   on investments                           $4,351,599   $1,066,425  $2,076,535    $(642,682) $ 6,510,898
=========================================================================================================

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


The tax components of undistributed net investment income and net realized gains at July 31, 2002, the Funds' last fiscal year end, were as follows:

                                                            ARIZONA      ARIZONA      ARIZONA        TEXAS
                                                            PREMIUM     DIVIDEND     DIVIDEND      QUALITY
                                                             INCOME    ADVANTAGE  ADVANTAGE 2       INCOME
                                                              (NAZ)        (NFZ)        (NKR)        (NTX)
----------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income                            $984,047     $237,288     $177,136   $1,971,279
Undistributed ordinary income *                                  --        2,154       13,996       21,034
Undistributed net long-term capital gains                        --       63,997           --       93,585
==========================================================================================================

The tax character of distributions paid during the period ended July 31, 2002, the Funds' last fiscal year end, were designated for purposes of the dividends paid deduction as follows:

                                                            ARIZONA      ARIZONA      ARIZONA        TEXAS
                                                            PREMIUM     DIVIDEND     DIVIDEND      QUALITY
                                                             INCOME    ADVANTAGE  ADVANTAGE 2       INCOME
                                                              (NAZ)        (NFZ)        (NKR)        (NTX)
----------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income                     $4,276,629   $1,469,871     $393,659   $9,516,981
Distributions from ordinary income *                             --       25,947           --           --
Distributions from net long-term capital gains              234,981           --           --      831,773
==========================================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At July 31, 2002, the Funds' last fiscal year end, Arizona Premium Income (NAZ) had an unused capital loss carryforward of $2,164 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2010.

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2001 through July 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following year:

                                                                                     ARIZONA        TEXAS
                                                                                     PREMIUM      QUALITY
                                                                                      INCOME       INCOME
                                                                                       (NAZ)        (NTX)
---------------------------------------------------------------------------------------------------------
                                                                                    $460,002     $625,349
=========================================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under Arizona Premium Income's (NAZ) and Texas Quality Income's (NTX) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

Under Arizona Dividend Advantage's (NFZ), Arizona Dividend Advantage 2's (NKR) and Arizona Dividend Advantage 3's (NXE) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

For the first ten years of Arizona Dividend Advantage's (NFZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
JANUARY 31,                                     JANUARY 31,
--------------------------------------------------------------------------------
2001*                       .30%                     2007                   .25%
2002                        .30                      2008                   .20
2003                        .30                      2009                   .15
2004                        .30                      2010                   .10
2005                        .30                      2011                   .05
2006                        .30
================================================================================

*    From the commencement of operations.


The Adviser has not agreed to reimburse Arizona Dividend Advantage (NFZ) for any portion of its fees and expenses beyond January 31, 2011.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


For the first ten years of Arizona Dividend Advantage 2's (NKR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:



YEAR ENDING                                     YEAR ENDING
MARCH 31,                                       MARCH 31,
--------------------------------------------------------------------------------
2002*                       .30%                     2008                   .25%
2003                        .30                      2009                   .20
2004                        .30                      2010                   .15
2005                        .30                      2011                   .10
2006                        .30                      2012                   .05
2007                        .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 2 (NKR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Arizona Dividend Advantage 3's (NXE) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:



YEAR ENDING                                     YEAR ENDING
SEPTEMBER 30,                                   SEPTEMBER 30,
--------------------------------------------------------------------------------

2002*                       .32%                        2007                .32%
2003                        .32                         2008                .24
2004                        .32                         2009                .16
2005                        .32                         2010                .08
2006                        .32
================================================================================

*    From the commencement of operations.


The Adviser has not agreed to reimburse Arizona Dividend Advantage 3 (NXE) for any portion of its fees and expenses beyond September 30, 2010.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid March 3, 2003, to shareholders of record on February 15, 2003, as follows:

                                             ARIZONA       ARIZONA      ARIZONA      ARIZONA        TEXAS
                                             PREMIUM      DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                              INCOME     ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                               (NAZ)         (NFZ)        (NKR)        (NXE)        (NTX)
---------------------------------------------------------------------------------------------------------
Dividend per share                            $.0765        $.0730       $.0720       $.0670       $.0790
=========================================================================================================

                              Financial
                                     HIGHLIGHTS (Unaudited)

                              Financial
                                     HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                     Investment Operations                                 Less Distributions
                                  ---------------------------------------------------------------   --------------------------------

                                                           Distributions   Distributions
                                                                from Net            from                   Net
                     Beginning                        Net     Investment         Capital            Investment     Capital
                        Common                  Realized/      Income to        Gains to             Income to    Gains to
                         Share           Net   Unrealized      Preferred       Preferred                Common      Common
                     Net Asset    Investment   Investment         Share-          Share-                Share-      Share-
                         Value        Income  Gain (Loss)        holders+        holders+   Total      holders     holders    Total
====================================================================================================================================
ARIZONA PREMIUM
INCOME (NAZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                 $14.25         $ .49        $(.10)         $(.04)           $ --    $ .35        $(.46)       $ --   $ (.46)
2002                     14.77          1.07         (.57)          (.09)           (.01)     .40         (.88)       (.04)    (.92)
2001                     14.25          1.09          .50           (.23)             --     1.36         (.83)       (.01)    (.84)
2000                     14.90          1.06         (.61)          (.25)             --      .20         (.85)         --     (.85)
1999                     15.43          1.07         (.55)          (.21)             --      .31         (.84)         --     (.84)
1998                     15.34          1.05          .10           (.23)             --      .92         (.83)         --     (.83)

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                  14.81           .50          .16           (.04)           (.01)     .61         (.43)       (.04)    (.47)
2002                     14.37          1.04          .36           (.11)             --     1.29         (.84)       (.01)    (.85)
2001(a)                  14.33           .44          .23           (.08)             --      .59         (.35)         --     (.35)

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                  14.88           .48          .17           (.04)             --      .61         (.43)       (.01)    (.44)
2002(b)                  14.33           .24          .71           (.02)             --      .93         (.22)         --     (.22)

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(c)                  14.33           .22         (.21)          (.02)             --     (.01)        (.20)         --     (.20)

TEXAS QUALITY
INCOME (NTX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                  15.14           .53         (.24)          (.05)             --      .24         (.47)       (.01)    (.48)
2002                     15.16          1.11         (.02)          (.10)           (.02)     .97         (.92)       (.07)    (.99)
2001                     14.26          1.16          .88           (.27)             --     1.77         (.87)         --     (.87)
2000                     15.13          1.16         (.74)          (.27)           (.02)     .13         (.91)       (.09)   (1.00)
1999                     15.90          1.16         (.72)          (.22)           (.02)     .20         (.90)       (.07)    (.97)
1998                     15.86          1.17          .07           (.27)             --      .97         (.93)         --     (.93)
====================================================================================================================================
                                                                       Total Returns
                                                                   --------------------
                                                                                Based
                             Offering                                              on
                            Costs and       Ending                             Common
                            Preferred       Common                  Based       Share
                                Share        Share     Ending          on         Net
                         Underwriting    Net Asset     Market      Market       Asset
                            Discounts        Value      Value       Value**     Value**
=======================================================================================
ARIZONA PREMIUM
INCOME (NAZ)
---------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                           $--       $14.14   $15.6000       (4.99)%      2.46%
2002                               --        14.25    16.9000        9.63        2.88
2001                               --        14.77    16.3200       17.77        9.74
2000                               --        14.25    14.6250       (8.80)       1.61
1999                               --        14.90    17.0000        8.67        1.92
1998                               --        15.43    16.4375       12.18        6.14

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
---------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                           .02        14.97    15.2800         .05        4.29
2002                               --        14.81    15.7500        6.38        9.32
2001(a)                          (.20)       14.37    15.6500        6.76        2.81

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
---------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                          (.01)       15.04    15.5500        1.30        4.07
2002(b)                          (.16)       14.88    15.8000        6.81        5.38

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
---------------------------------------------------------------------------------------
Year Ended 7/31:
2003(c)                          (.21)       13.91    13.5200       (8.54)      (1.52)

TEXAS QUALITY
INCOME (NTX)
---------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                            --        14.90    14.4300       (1.06)       1.63
2002                               --        15.14    15.0700        9.29        6.61
2001                               --        15.16    14.7300       21.16       12.74
2000                               --        14.26    12.9375       (7.93)       1.15
1999                               --        15.13    15.1875        2.97        1.21
1998                               --        15.90    15.6875        6.45        6.27
=======================================================================================
                                                           Ratios/Supplemental Data
                         -------------------------------------------------------------------------------------------
                                         Before Credit/Reimbursement      After Credit/Reimbursement***
                                         ----------------------------     -----------------------------
                                                         Ratio of Net                    Ratio of Net
                                           Ratio of        Investment        Ratio of      Investment
                              Ending       Expenses         Income to        Expenses       Income to
                                 Net     to Average           Average      to Average         Average
                              Assets     Net Assets        Net Assets      Net Assets      Net Assets
                          Applicable     Applicable        Applicable      Applicable      Applicable      Portfolio
                           to Common      to Common         to Common       to Common       to Common       Turnover
                         Shares (000)        Shares++          Shares++        Shares++        Shares++         Rate
====================================================================================================================
ARIZONA PREMIUM
INCOME (NAZ)
--------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                     $ 62,538           1.25%*            6.76%*          1.24%*          6.77%*            4%
2002                          62,876           1.28              7.45            1.26            7.47             19
2001                          64,859           1.28              7.47            1.27            7.48             18
2000                          62,287           1.26              7.58            1.25            7.59             33
1999                          64,775           1.29              6.88            1.29            6.88              6
1998                          66,546           1.28              6.85            1.28            6.85             17

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
--------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                       23,066           1.37*             6.15*            .89*           6.62*             3
2002                          22,791           1.41              6.72             .93            7.20             40
2001(a)                       22,072           1.43*             5.80*            .95*           6.28*            21

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
--------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                       36,356           1.29*             5.83*            .82*           6.30*            --
2002(b)                       35,913           1.19*             4.43*            .77*           4.85*             1

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
--------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(c)                       42,653           1.08*             4.19*            .64*           4.63*            --

TEXAS QUALITY
INCOME (NTX)
--------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2003(d)                      141,092           1.21*             6.96*           1.20*           6.97*             8
2002                         143,305           1.23              7.40            1.22            7.42             22
2001                         143,127           1.21              7.87            1.19            7.88             24
2000                         134,637           1.27              8.18            1.26            8.19             32
1999                         142,784           1.23              7.31            1.23            7.32             19
1998                         149,669           1.22              7.40            1.22            7.40             17
====================================================================================================================
                          Preferred Shares at End of Period
                     -------------------------------------------
                       Aggregate     Liquidation
                          Amount      and Market           Asset
                     Outstanding           Value        Coverage
                           (000)       Per Share       Per Share
================================================================
ARIZONA PREMIUM
INCOME (NAZ)
----------------------------------------------------------------
Year Ended 7/31:
2003(d)                  $30,000         $25,000         $77,115
2002                      30,000          25,000          77,397
2001                      30,000          25,000          79,049
2000                      30,000          25,000          76,906
1999                      30,000          25,000          78,979
1998                      30,000          25,000          80,455

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
----------------------------------------------------------------
Year Ended 7/31:
2003(d)                   12,000          25,000          73,055
2002                      12,000          25,000          72,480
2001(a)                   12,000          25,000          70,984

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
----------------------------------------------------------------
Year Ended 7/31:
2003(d)                   18,500          25,000          74,130
2002(b)                   18,500          25,000          73,531

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
----------------------------------------------------------------
Year Ended 7/31:
2003(c)                   22,000          25,000          73,469

TEXAS QUALITY
INCOME (NTX)
----------------------------------------------------------------
Year Ended 7/31:
2003(d)                   69,000          25,000          76,120
2002                      69,000          25,000          76,922
2001                      69,000          25,000          76,858
2000                      69,000          25,000          73,782
1999                      69,000          25,000          76,733
1998                      69,000          25,000          79,228
================================================================


*    Annualized.
**   Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares.
(a)  For the period January 31, 2001 (commencement of operations) through July
     31, 2001.
(b)  For the period March 26, 2002 (commencement of operations) through July 31,
     2002.
(c)  For the period September 26, 2002 (commencement of operations) through
     January 31, 2003.
(d)  For the six months ended January 31, 2003.


                                 See accompanying notes to financial statements.

                                  42-43 SPREAD


Build Your Wealth
       AUTOMATICALLY


SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
   INFORMATION


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

POLICY CHANGE
On November 14, 2002, the Board adopted a policy that allows these Funds, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of each Fund which means that it can be changed at any time by the Board of Trustees without vote of the shareholders.

GLOSSARY OF TERMS USED IN THIS REPORT
AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


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Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended January 31, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.


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Serving Investors
          FOR GENERATIONS

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With the know-how that comes from a century of experience, Nuveen continues to
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